UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09877

CALVERT RESPONSIBLE INDEX SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

Ivy Wafford Duke, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2015

Item 1. Report to Stockholders.

Calvert U.S. Large Cap Core Responsible Index Fund

Annual Report September 30, 2015 E-Delivery Sign-Up — Details Inside

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4	President’s Letter
6	Portfolio Management Discussion
10	Understanding Your Fund’s Expenses
11	Report of Independent Registered Public Accounting Firm
12	Statement of Net Assets
23	Statement of Operations
24	Statements of Changes in Net Assets
26	Notes to Financial Statements
31	Financial Highlights
35	Explanation of Financial Tables
36	Proxy Voting
36	Availability of Quarterly Portfolio Holdings
37	Director and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareholders,
Global economic growth is vital to the improvement of the lives of all people, especially so to those of the ultra-poor. However, how that growth is achieved is critical to the long-term health and sustainability of our collective societies. Business activity that does not show consideration for environmental and social impacts may have calamitous consequences, many of which we are witnessing now, including political and social unrest, unjust wealth distribution and diminished bio-diversity.
The returns of the markets (chart below) reflect the impact of the uncertainty created by a legacy of unsustainable development and the current lack of positive economic growth trends. The steep decline in the emerging market equities index (reflective of the flight of capital and currency weakness) is particularly impactful as these regions include some of the largest populations of individuals most in need of sustainable and inclusive economic development.

MARKET BENCHMARKS	Total Returns for the period ended 9/30/2015
	6 Months	Year-to-Date	1 Year	5 Year
S&P 500	-6.18%	-5.29%	-0.61%	13.34%
Russell 1000	-6.72%	-5.24%	-0.61%	13.42%
Russell 3000	-7.12%	-5.45%	-0.49%	13.28%
MSCI World ex USA	-9.88%	-6.32%	-9.73%	3.92%
MSCI Emerging Markets	-17.11%	-15.22%	-18.98%	-3.25%
Barclays U.S. Aggregate Bond	-0.47%	1.13%	2.94%	3.10%
Barclays Global Aggregate	-0.34%	-2.25%	-3.26%	0.81%
Returns for periods greater than one year have been annualized.
In an effort to mitigate this issue and foster the long term sustainability and justice of our global economic system, many of the world’s leaders participated with the United Nations (“UN”) to design and implement a 15-year plan to create the kind of economic development (http://www.calvert.com/media-relations/press-releases/calvert-ceo-participates-in-the-un-sustainable-development-summit) that should benefit the poorest people in the world, preserve opportunities for future generations, and provide stewardship to the environment. This effort, which kicked-off at the UN Summit earlier this month, involves bringing together private enterprise, governments, NGOs, development banks and people of all walks of life to achieve the “Sustainable Development Goals 2015” (SDGs). These goals include: eliminating extreme poverty, eliminating extreme hunger, fostering good health for all, promoting gender equality, and creating environmental sustainability and peace and stability throughout the world. The SDGs impact residents of every country in some manner, but no one more acutely than the denizens of the developing and emerging nations.
It was my privilege, as Calvert’s CEO, to be invited to the Summit, as one of 350 global leaders asked to participate in the development of this critical 15-year sustainability plan. During the course of this event, I announced that Calvert Investments would lead a project (http://www.calvert.com/perspective/social-impact/calvert-un-sustainable-development-goals) to map the Sustainable Development Goals to standards that companies can be measured by, and that investors may look to in order to

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understand which companies are helping to create sustainable, responsible growth. It is integral to the success and achievement of the goals, that the largest holders of capital, i.e., corporations, help drive these initiatives.
The crucial role that corporations now play in creating social and environmental outcomes was highlighted at the UN sessions by the presence of CEOs and sustainability officers from around the world, and the vital role of investors and the capital markets was reflected by our presence and contribution. In addition to representing your interests at the UN event, Calvert has contributed to the understanding of the role that corporations and investors play in driving social and environmental conditions through our most recent research, “The Role of the Corporation in Society”, available to you on our website, (see http://www.calvert.com/perspective/governance/calvert-serafeim-series-report).
Despite the fact that the past year has not brought the financial returns that you or I would have wished for as investors, I believe that when we look back on 2015 several years from now we are likely to see it as a transformative year in terms of our economic and social systems. Individuals and organizations of all types — corporate, government, NGO, religious — are coming together due to the realization that we need a more sustainable and just system to serve the needs of all stakeholders. As a shareholder of Calvert Funds, you are very much part of this mission, as together we are a leader and innovator in connecting capital to mission, with the dual purpose of driving competitive investment returns with just and sustainable economic progress.
On behalf of all of us at Calvert Investments, thank you for the confidence you have placed in our management of your funds and the ongoing privilege to serve you. We appreciate the opportunity to work with you as we strive to meet your financial needs while also helping to render the world a better place for all people.
Respectfully,
John Streur
October 2015

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Dale R. Stout, CFA Index Portfolio Manager and Senior Analyst
Performance
The Calvert U.S. Large Cap Core Responsible Index Fund Class A shares (at NAV) returned 1.06% for the 12-month period ended September 30, 2015. The Fund closely tracked the performance of its benchmark, the Calvert U.S. Large Cap Core Responsible Index, which returned 1.84% for the period. The difference in returns was primarily the result of Fund expenses, which the Index does not incur.
Investment Process
The Fund seeks to track the performance of the Calvert U.S. Large Cap Core Responsible Index, which measures the investment return of stocks of large U.S. companies.
The Calvert U.S. Large Cap Core Responsible Index Fund is managed using a passive investment strategy with the objective of matching the day-to-day investment performance of the Calvert U.S. Large Cap Core Responsible Index as closely as practicable. This is accomplished by investing in all, or virtually all, of the stocks in the Index and holding them in the same proportion. Variations in the Fund’s total return generally reflect the variation in the total return of the Index. Effective June 19, 2015, the Fund adopted The Calvert Principles for Responsible Investment. The Principles may be found at http://www.calvert.com/approach/how-we-invest/the-calvert-principles.
Calvert Investment Management relaunched the Calvert U.S. Large Cap Core Responsible Index on June 19, 2015. The Index was renamed (formerly known as the Calvert Social Index) and there were several changes to the Index’s construction and methodology. The starting universe (underlying index) was changed from the Dow Jones Total Market Index to the S-Network U.S. Large Cap 1000 Index, and S-Network took over as the Index agent. Calvert U.S. Large Cap Core Responsible Index also changed from a float-adjusted market-cap construction methodology to a sector neutral methodology. Using the sector weights of the underlying index, Calvert U.S. Large Cap Core Responsible Index takes the constituents that pass our research criteria and reweights them to closely match the GICS (S-Net 1000 Global Industry Classification Standard) sector weights. Changes were also made to the research process and Calvert moved to a more quantitatively driven approach from its previous largely exclusionary approach.
Coincident with the relaunch, both the Index and the Fund were reconstituted. The Index reconstitutes semiannually, and is rebalanced quarterly.
Market Review
Improving economic conditions in the United States compared with a stagnating or deteriorating growth outlook in much of the rest of the world helped domestic equities outperform international equity markets over the 12-month reporting period. Despite an initial positive reaction by European financial markets following the quantitative easing announcement by the European Central Bank (ECB), there are already signs the eurozone economic recovery may have a hard time accelerating. Further signs of an economic slowdown in China and concerns about the ability of the Chinese government to engineer a soft economic landing weighed on emerging market stocks throughout the period and contributed to the broader sell-off in equities at the end of the third quarter of 2015.
For the 12-month period ended September 30, 2015, the S&P 500 and Russell 1000 both declined 0.61% while the MSCI EAFE Investable Market Index (IMI) and MSCI Emerging Markets Index declined 7.16% and 18.98%, respectively. The Russell 2000 returned 1.25%. The Barclays U.S. Credit Index returned 1.50%.
A wide range of U.S. macroeconomic data improved over the year. Most importantly, the job market was relatively healthy for most of the 12-month period, adding an average of 237,000 jobs per month. This helped push the unemployment rate down to 5.1%, though this was driven in part by a declining labor force participation rate and has not yet been accompanied by meaningful wage growth.

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CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	14.1%
Consumer Staples	9.9%
Energy	6.6%
Financials	14.7%
Health Care	14.1%
Industrials	10.7%
Information Technology	20.9%
Materials	3.1%
Short-Term Investments	0.4%
Telecommunication Services	2.4%
Utilities	3.1%
Total	100%

The price of crude oil declined by 50% during the period. With lower commodity prices, a stronger dollar, and little wage growth, inflation in the U.S. remained below the U.S. Federal Reserve’s 2% target. The Fed decided to delay interest rate hikes given the continued low inflation and slowing global growth, but is still considering raising rates before the end of the calendar year.
Slowing growth in China helped push down commodity prices and contributed to weakness in other emerging market economies that rely heavily on Chinese commodity consumption. The low level of inflation provides the Chinese government with room for additional accommodative monetary and fiscal policy, which we saw with the devaluing of the yuan.
Portfolio Strategy
For the 12 months ended September 30, 2015, the consumer discretionary sector was the best performer while the energy sector was the poorest. Six sectors generated positive returns. The largest contributors to investment performance were in the consumer discretionary and information technology sectors and the largest detractors were in the energy sector.
Outlook
Central banks around the globe have engaged in a concurrent, unprecedented effort to keep interest rates low in hopes of boosting economic activity. As a result, risky assets have appeared more attractive to investors and benefited from an expansion in earnings multiples over the last several years. Although valuations are far from extreme levels, they are well above historical long-term averages, making markets more vulnerable to shocks from some of the negative catalysts currently in the global economy. These include continued economic deceleration in China — a scenario that began to unfold in the third quarter of 2015.

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/15	12 MONTHS ENDED 9/30/15
Class A	-6.23%	1.06%
Class C	-6.55%	0.30%
Class I	-6.00%	1.54%
Class Y	-6.12%	1.24%
Calvert U.S. Large Cap Core Responsible Index	-5.96%	1.84%
Lipper Multi-Cap Core Funds Average	-8.29%	-2.15%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Apple, Inc.		3.5%
Alphabet, Inc.		2.2%
General Electric Co.		2.2%
Microsoft Corp.		1.9%
Johnson & Johnson		1.8%
JPMorgan Chase & Co.		1.7%
Procter & Gamble Co. (The)		1.5%
Baker Hughes, Inc.		1.4%
Pfizer, Inc.		1.4%
Facebook, Inc., Class A		1.3%
Total		18.9%

We are worried that concurrent quantitative easing (QE) across multiple global economies could be less potent than that implemented in the U.S. after the financial crisis if these efforts effectively cancel each other out. Market enthusiasm for global QE may wane if robust economic recovery doesn’t follow, hindered by underlying structural economic and fiscal challenges in many economies, including Europe and Japan.
In our view, the probability of a hard economic landing for China is increasing. If this process occurs in a disorderly fashion, it may have a significant negative impact on both market sentiment and the global economy since China is the world’s second-largest economy and has a meaningful impact on corporate earnings streams globally.
We believe the U.S. economy can continue to grow, although the tough first quarter of 2015 caused by severe weather will have a negative impact on growth numbers for the year. The positive impact of lower oil prices should provide additional

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 7

support to the economy. Despite our positive outlook on the U.S. economy in the medium-to-long run, we continue to be concerned about potential market jitters in the short term given recent data indicating softness globally. Large-cap stocks with relatively high percentages of profits exposed to foreign markets will most likely be more volatile in the next 12-month period as European and Asian economies continue to work through challenging growth environments, soft demand, and the impacts of a high dollar.
Dale R. Stout, CFA

Calvert Investment Management, Inc.
October 2015

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CSXAX	-3.73%	12.23%	5.68%
Class C (with max. load)	CSXCX	0.70%	12.32%	5.20%
Class I	CISIX	1.54%	13.93%	6.77%
Class Y	CISYX	1.24%	13.37%	6.22%
Calvert U.S. Large Cap Core Responsible Index		1.84%	14.25%	7.27%
Lipper Multi-Cap Core Funds Average		-2.15%	11.49%	5.92%

Calvert U.S. Large Cap Core Responsible Index Fund first offered Class Y shares on July 13, 2012. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 0.87%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 9

UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund’s investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
The Fund charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/15	ENDING ACCOUNT VALUE 9/30/15	EXPENSES PAID DURING PERIOD* 4/1/15 - 9/30/15
Class A
Actual	0.63%	$1,000.00	$937.70	$3.06
Hypothetical (5% return per year before expenses)	0.63%	$1,000.00	$1,021.91	$3.19
Class C
Actual	1.39%	$1,000.00	$934.50	$6.74
Hypothetical (5% return per year before expenses)	1.39%	$1,000.00	$1,018.10	$7.03
Class I
Actual	0.20%	$1,000.00	$940.00	$0.97
Hypothetical (5% return per year before expenses)	0.20%	$1,000.00	$1,024.07	$1.01
Class Y
Actual	0.40%	$1,000.00	$938.80	$1.94
Hypothetical (5% return per year before expenses)	0.40%	$1,000.00	$1,023.06	$2.03

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of The Calvert Responsible Index Series, Inc. and Shareholders of Calvert U.S. Large Cap Core Responsible Index Fund:
We have audited the accompanying statement of net assets of the Calvert U.S. Large Cap Core Responsible Index Fund (the “Fund”) (formerly, Calvert Social Index Fund), a series of The Calvert Responsible Index Series, Inc. (formerly, Calvert Social Index Series, Inc.), as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert U.S. Large Cap Core Responsible Index Fund as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 25, 2015

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 11

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 2015

	SHARES	VALUE ($)
EQUITY SECURITIES - 99.4%
Aerospace & Defense - 0.5%
B/E Aerospace, Inc.	4,163	182,756
Hexcel Corp.	4,022	180,427
Precision Castparts Corp.	5,173	1,188,290
Rockwell Collins, Inc.	4,929	403,389
Spirit AeroSystems Holdings, Inc., Class A *	5,938	287,043
TransDigm Group, Inc. *	1,957	415,686
Triumph Group, Inc.	1,760	74,061
		2,731,652

Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	5,697	386,142
Expeditors International of Washington, Inc.	6,974	328,127
United Parcel Service, Inc., Class B	38,601	3,809,533
		4,523,802

Airlines - 1.0%
Alaska Air Group, Inc.	4,721	375,083
American Airlines Group, Inc.	29,361	1,140,088
Delta Air Lines, Inc.	34,906	1,566,232
JetBlue Airways Corp. *	9,876	254,505
Southwest Airlines Co.	23,048	876,746
Spirit Airlines, Inc. *	2,731	129,176
United Continental Holdings, Inc. *	14,229	754,848
		5,096,678

Auto Components - 0.6%
Autoliv, Inc.	2,596	282,990
BorgWarner, Inc.	7,410	308,182
Delphi Automotive plc	9,316	708,389
Gentex Corp.	8,495	131,672
Johnson Controls, Inc.	20,671	854,953
Lear Corp.	2,535	275,757
Tenneco, Inc. *	1,547	69,259
Visteon Corp. *	1,455	147,304
		2,778,506

	SHARES	VALUE ($)
Automobiles - 0.6%
Ford Motor Co.	132,615	1,799,586
Harley-Davidson, Inc.	6,359	349,109
Tesla Motors, Inc. *	2,973	738,493
		2,887,188
Banks - 6.2%
Associated Banc-Corp.	3,987	71,646
Bank of America Corp.	399,156	6,218,851
Bank of Hawaii Corp.	1,354	85,965
Bank of the Ozarks, Inc.	2,661	116,445
BankUnited, Inc.	3,700	132,275
BB&T Corp.	29,396	1,046,498
BOK Financial Corp.	572	37,014
CIT Group, Inc.	6,502	260,275
Citigroup, Inc.	115,094	5,709,813
City National Corp.	1,711	150,671
Comerica, Inc.	5,907	242,778
Commerce Bancshares, Inc.	3,062	139,505
Cullen/Frost Bankers, Inc.	2,150	136,697
East West Bancorp, Inc.	4,942	189,872
First Horizon National Corp.	7,786	110,405
First Niagara Financial Group, Inc.	10,898	111,269
First Republic Bank	4,750	298,158
Huntington Bancshares, Inc.	26,783	283,900
Investors Bancorp, Inc.	12,335	152,214
JPMorgan Chase & Co.	140,400	8,560,188
KeyCorp	30,809	400,825
M&T Bank Corp.	4,533	552,799
PacWest Bancorp	3,543	151,676
People’s United Financial, Inc.	10,616	166,990
PNC Financial Services Group, Inc. (The)	19,245	1,716,654
Popular, Inc.	3,410	103,084
Regions Financial Corp.	48,680	438,607
Signature Bank *	1,728	237,704
SVB Financial Group *	1,761	203,466
Synovus Financial Corp.	4,639	137,314
TCF Financial Corp.	4,799	72,753
Umpqua Holdings Corp.	6,768	110,318
US Bancorp	67,108	2,752,099
Zions Bancorporation	6,849	188,621
		31,287,349

12 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
Beverages - 2.5%
Coca-Cola Co. (The)	155,398	6,234,568
Coca-Cola Enterprises, Inc.	7,775	375,921
Dr Pepper Snapple Group, Inc.	7,389	584,101
PepsiCo, Inc.	58,034	5,472,606
		12,667,196

Biotechnology - 4.1%
AbbVie, Inc.	55,519	3,020,789
Agios Pharmaceuticals, Inc. *	578	40,801
Alexion Pharmaceuticals, Inc. *	6,477	1,012,938
Alnylam Pharmaceuticals, Inc. *	2,325	186,837
Amgen, Inc.	23,554	3,257,989
Biogen, Inc. *	6,913	2,017,282
BioMarin Pharmaceutical, Inc. *	4,159	438,026
Celgene Corp. *	28,005	3,029,301
Cepheid *	1,584	71,597
Gilead Sciences, Inc.	45,601	4,477,562
Incyte Corp. *	5,749	634,287
Intercept Pharmaceuticals, Inc. *	543	90,062
Intrexon Corp. *	1,696	53,933
Isis Pharmaceuticals, Inc. *	3,068	124,008
Medivation, Inc. *	4,750	201,875
Puma Biotechnology, Inc. *	788	59,384
Regeneron Pharmaceuticals, Inc. *	2,497	1,161,455
Seattle Genetics, Inc. *	2,889	111,400
Vertex Pharmaceuticals, Inc. *	7,165	746,163
		20,735,689

Building Products - 0.2%
Allegion plc	3,951	227,814
Armstrong World Industries, Inc. *	2,089	99,729
Lennox International, Inc.	1,625	184,161
Masco Corp.	13,023	327,919
Owens Corning	3,814	159,845
USG Corp. *	3,945	105,016
		1,104,484

Capital Markets - 2.4%
Ameriprise Financial, Inc.	6,743	735,864
Artisan Partners Asset Management, Inc., Class A	2,169	76,414
Bank of New York Mellon Corp. (The)	42,116	1,648,841
BlackRock, Inc.	4,752	1,413,577
Charles Schwab Corp. (The)	45,746	1,306,506
E*Trade Financial Corp. *	9,508	250,346
Eaton Vance Corp.	4,107	137,256

	SHARES	VALUE ($)
Franklin Resources, Inc.	15,912	592,881
Interactive Brokers Group, Inc., Class A	14,328	565,526
Invesco Ltd.	16,276	508,299
Legg Mason, Inc.	3,851	160,240
LPL Financial Holdings, Inc.	2,620	104,197
Morgan Stanley	60,741	1,913,342
Northern Trust Corp.	9,225	628,776
NorthStar Asset Management Group, Inc.	6,918	99,342
Raymond James Financial, Inc.	4,436	220,159
SEI Investments Co.	4,151	200,203
State Street Corp.	15,504	1,042,024
T. Rowe Price Group, Inc.	9,670	672,065
		12,275,858

Chemicals - 2.2%
Air Products & Chemicals, Inc.	8,269	1,054,959
Albemarle Corp.	3,149	138,871
Axalta Coating Systems Ltd. *	4,855	123,026
Cabot Corp.	2,173	68,580
Celanese Corp., Series A	5,552	328,512
Cytec Industries, Inc.	2,498	184,477
E. I. du Pont de Nemours & Co.	35,316	1,702,231
Eastman Chemical Co.	5,700	368,904
Ecolab, Inc.	11,183	1,226,999
International Flavors & Fragrances, Inc.	3,038	313,704
LyondellBasell Industries NV, Class A	14,506	1,209,220
Mosaic Co. (The)	13,208	410,901
NewMarket Corp.	367	131,019
Platform Specialty Products Corp. *	7,765	98,227
PPG Industries, Inc.	10,566	926,532
Praxair, Inc.	11,229	1,143,786
Sensient Technologies Corp.	1,580	96,854
Sherwin-Williams Co. (The)	3,237	721,139
Sigma-Aldrich Corp.	4,237	588,604
Valspar Corp. (The)	2,836	203,852
WR Grace & Co. *	3,019	280,918
		11,321,315

Commercial Services & Supplies - 0.6%
ADT Corp. (The)	6,997	209,210
Cintas Corp.	3,965	339,999
Clean Harbors, Inc. *	1,717	75,497
Covanta Holding Corp.	4,894	85,400

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
KAR Auction Services, Inc.	5,371	190,671
Pitney Bowes, Inc.	7,697	152,785
RR Donnelley & Sons Co.	6,112	88,991
Tyco International plc	18,004	602,414
Waste Connections, Inc.	4,895	237,799
Waste Management, Inc.	17,430	868,188
		2,850,954
Communications Equipment - 1.5%
Arista Networks, Inc. *	825	50,482
ARRIS Group, Inc. *	2,953	76,689
Brocade Communications Systems, Inc.	10,974	113,910
Cisco Systems, Inc.	142,091	3,729,889
CommScope Holding Co., Inc. *	3,055	91,742
F5 Networks, Inc. *	1,916	221,873
Harris Corp.	3,257	238,249
Juniper Networks, Inc.	10,522	270,521
Motorola Solutions, Inc.	4,656	318,377
QUALCOMM, Inc.	43,265	2,324,628
ViaSat, Inc. *	1,030	66,219
Viavi Solutions, Inc. *	5,010	26,904
		7,529,483

Construction & Engineering - 0.1%
Chicago Bridge & Iron Co. NV	4,032	159,909
Quanta Services, Inc. *	8,386	203,025
		362,934

Consumer Finance - 1.2%
American Express Co.	34,140	2,530,798
Capital One Financial Corp.	18,277	1,325,448
Credit Acceptance Corp. *	398	78,354
Discover Financial Services	16,555	860,694
LendingClub Corp. *	5,760	76,205
Navient Corp.	11,258	126,540
SLM Corp. *	10,160	75,184
Springleaf Holdings, Inc. *	4,480	195,866
Synchrony Financial *	33,052	1,034,528
		6,303,617

Containers & Packaging - 0.6%
AptarGroup, Inc.	1,799	118,662
Avery Dennison Corp.	3,305	186,964
Ball Corp.	5,239	325,866
Bemis Co., Inc.	3,736	147,834
Berry Plastics Group, Inc. *	4,492	135,074

	SHARES	VALUE ($)
Crown Holdings, Inc. *	5,390	246,592
Graphic Packaging Holding Co.	12,727	162,778
Owens-Illinois, Inc. *	6,274	129,997
Packaging Corp. of America	3,712	223,314
Sealed Air Corp.	8,522	399,511
Silgan Holdings, Inc.	1,303	67,808
Sonoco Products Co.	3,785	142,846
WestRock Co.	11,483	590,686
		2,877,932
Distributors - 0.1%
Genuine Parts Co.	4,596	380,963
LKQ Corp. *	8,756	248,320
		629,283

Diversified Consumer Services - 0.1%
Graham Holdings Co., Class B	205	118,285
Houghton Mifflin Harcourt Co. *	4,617	93,771
ServiceMaster Global Holdings, Inc. *	2,889	96,926
Sotheby’s	2,055	65,719
		374,701

Diversified Financial Services - 0.6%
CBOE Holdings, Inc.	2,893	194,062
CME Group, Inc.	10,568	980,076
Leucadia National Corp.	12,598	255,236
Moody’s Corp.	6,386	627,105
MSCI, Inc.	3,511	208,764
Nasdaq, Inc.	4,279	228,199
Voya Financial, Inc.	8,598	333,345
		2,826,787

Diversified Telecommunication Services - 1.7%
AT&T, Inc.	77,560	2,526,905
CenturyLink, Inc.	55,116	1,384,514
Frontier Communications Corp.	131,521	624,725
Level 3 Communications, Inc. *	32,658	1,426,828
Verizon Communications, Inc.	55,495	2,414,587
Zayo Group Holdings, Inc. *	8,952	227,023
		8,604,582

Electric Utilities - 0.4%
IDACORP, Inc.	3,864	250,039
ITC Holdings Corp.	16,753	558,545
OGE Energy Corp.	19,879	543,890

14 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
Pepco Holdings, Inc.	22,169	536,933
Portland General Electric Co.	9,491	350,882
		2,240,289
Electrical Equipment - 0.8%
Acuity Brands, Inc.	1,603	281,455
AMETEK, Inc.	9,434	493,587
Eaton Corp. plc	20,006	1,026,308
Emerson Electric Co.	28,276	1,248,951
EnerSys	1,396	74,797
Generac Holdings, Inc. *	2,321	69,839
Hubbell, Inc., Class B	1,898	161,235
Regal-Beloit Corp.	1,582	89,304
Rockwell Automation, Inc.	5,279	535,660
SolarCity Corp. *	2,894	123,603
		4,104,739

Electronic Equipment & Instruments - 0.5%
Amphenol Corp., Class A	6,426	327,469
Arrow Electronics, Inc. *	1,992	110,118
Avnet, Inc.	3,055	130,387
Belden, Inc.	1,029	48,044
Corning, Inc.	35,162	601,973
FEI Co.	934	68,219
Flextronics International Ltd. *	12,407	130,770
FLIR Systems, Inc.	2,918	81,675
Ingram Micro, Inc., Class A	3,340	90,982
Keysight Technologies, Inc. *	3,903	120,368
TE Connectivity Ltd.	11,312	677,476
Trimble Navigation Ltd. *	5,478	89,949
Zebra Technologies Corp., Class A *	1,061	81,220
		2,558,650

Energy Equipment & Services - 4.3%
Baker Hughes, Inc.	133,303	6,937,088
Cameron International Corp. *	56,431	3,460,349
Core Laboratories NV	13,220	1,319,356
Ensco plc, Class A	69,685	981,165
FMC Technologies, Inc. *	58,967	1,827,977
National Oilwell Varco, Inc.	116,516	4,386,827
Oceaneering International, Inc.	24,220	951,362
RPC, Inc.	22,310	197,443
Weatherford International plc *	221,991	1,882,484
		21,944,051

	SHARES	VALUE ($)
Food & Staples Retailing - 2.1%
CVS Health Corp.	43,729	4,218,974
Kroger Co. (The)	38,521	1,389,453
PriceSmart, Inc.	748	57,850
Rite Aid Corp. *	38,826	235,674
Safeway Casa Ley CVR (b)*	7,013	771
Safeway PDC LLC CVR (b)*	7,013	491
Sprouts Farmers Market, Inc. *	5,353	112,948
Sysco Corp.	23,628	920,783
United Natural Foods, Inc. *	1,742	84,504
Walgreens Boots Alliance, Inc.	39,666	3,296,245
Whole Foods Market, Inc.	14,164	448,291
		10,765,984

Food Products - 2.5%
Campbell Soup Co.	7,912	400,980
ConAgra Foods, Inc.	16,389	663,918
Flowers Foods, Inc.	8,178	202,324
General Mills, Inc.	23,682	1,329,271
Hain Celestial Group, Inc. (The) *	3,724	192,158
Hershey Co. (The)	8,700	799,356
Hormel Foods Corp.	5,637	356,879
J. M. Smucker Co. (The)	4,275	487,735
Kellogg Co.	10,599	705,363
Keurig Green Mountain, Inc.	4,080	212,731
Kraft Heinz Co. (The)	50,625	3,573,113
McCormick & Co., Inc.	4,167	342,444
Mead Johnson Nutrition Co.	6,855	482,592
Mondelez International, Inc., Class A	59,860	2,506,338
Pilgrim’s Pride Corp.	2,546	52,906
Pinnacle Foods, Inc.	4,223	176,859
TreeHouse Foods, Inc. *	1,490	115,907
WhiteWave Foods Co. (The) *	6,326	253,989
		12,854,863

Gas Utilities - 0.6%
AGL Resources, Inc.	11,776	718,807
Atmos Energy Corp.	10,092	587,153
Piedmont Natural Gas Co., Inc.	7,059	282,854
Questar Corp.	13,671	265,354
Southwest Gas Corp.	4,136	241,211
UGI Corp.	16,943	589,955
WGL Holdings, Inc.	4,443	256,228
		2,941,562

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	52,956	2,129,890
Align Technology, Inc. *	2,445	138,778
Baxter International, Inc.	19,484	640,050
Becton Dickinson and Co.	7,527	998,532
Boston Scientific Corp. *	37,480	615,047
Cooper Co.’s, Inc. (The)	1,449	215,698
DENTSPLY International, Inc.	4,793	242,382
DexCom, Inc. *	2,630	225,812
Edwards Lifesciences Corp. *	3,700	526,029
Hill-Rom Holdings, Inc.	1,576	81,936
Hologic, Inc. *	6,912	270,467
IDEXX Laboratories, Inc. *	2,720	201,960
ResMed, Inc.	4,253	216,733
Sirona Dental Systems, Inc. *	1,842	171,932
St. Jude Medical, Inc.	8,831	557,148
STERIS Corp.	1,558	101,223
Teleflex, Inc.	1,299	161,349
Varian Medical Systems, Inc. *	3,421	252,401
West Pharmaceutical Services, Inc.	2,028	109,755
		7,857,122

Health Care Providers & Services - 1.8%
Acadia Healthcare Co., Inc. *	2,007	133,004
AmerisourceBergen Corp.	6,681	634,628
Brookdale Senior Living, Inc. *	6,176	141,801
Cardinal Health, Inc.	11,719	900,254
Centene Corp. *	3,589	194,631
Cigna Corp.	9,237	1,247,180
Community Health Systems, Inc. *	3,487	149,139
Envision Healthcare Holdings, Inc. *	6,471	238,068
HCA Holdings, Inc. *	12,543	970,327
Health Net, Inc. *	2,529	152,296
HealthSouth Corp.	2,745	105,326
Henry Schein, Inc. *	2,496	331,269
Humana, Inc.	4,561	816,419
Laboratory Corporation of America Holdings *	3,556	385,719
LifePoint Health, Inc. *	1,409	99,898
McKesson Corp.	7,811	1,445,269
Mednax, Inc. *	3,032	232,827
Molina Healthcare, Inc. *	1,372	94,462
Patterson Co.’s, Inc.	3,078	133,124
Premier, Inc., Class A *	4,402	151,297
Quest Diagnostics, Inc.	4,674	287,311

	SHARES	VALUE ($)
Team Health Holdings, Inc. *	2,003	108,222
Tenet Healthcare Corp. *	3,290	121,467
VCA, Inc. *	2,725	143,471
WellCare Health Plans, Inc. *	1,433	123,496
		9,340,905
Health Care Technology - 0.2%
athenahealth, Inc. *	699	93,212
Cerner Corp. *	10,404	623,824
Inovalon Holdings, Inc., Class A *	4,821	100,421
Veeva Systems, Inc., Class A *	4,514	105,673
		923,130

Hotels, Restaurants & Leisure - 1.4%
Aramark	6,837	202,649
Chipotle Mexican Grill, Inc. *	807	581,242
Domino’s Pizza, Inc.	1,057	114,061
Dunkin’ Brands Group, Inc.	2,847	139,503
Hilton Worldwide Holdings, Inc.	34,545	792,462
Hyatt Hotels Corp., Class A *	4,763	224,337
Marriott International, Inc., Class A	6,749	460,282
Norwegian Cruise Line Holdings Ltd. *	7,111	407,460
Panera Bread Co., Class A *	663	128,231
Royal Caribbean Cruises Ltd.	5,244	467,188
Starbucks Corp.	46,423	2,638,683
Starwood Hotels & Resorts Worldwide, Inc.	5,633	374,482
Vail Resorts, Inc.	1,149	120,277
Wendy’s Co. (The)	12,224	105,738
Wyndham Worldwide Corp.	3,580	257,402
		7,013,997

Household Durables - 0.4%
Garmin Ltd.	4,567	163,864
GoPro, Inc., Class A *	4,360	136,119
Jarden Corp. *	6,746	329,745
Leggett & Platt, Inc.	4,076	168,135
Mohawk Industries, Inc. *	2,127	386,667
Newell Rubbermaid, Inc.	8,030	318,871
PulteGroup, Inc.	10,005	188,795
Tempur Sealy International, Inc. *	1,214	86,716
Tupperware Brands Corp.	1,290	63,842
Whirlpool Corp.	2,565	377,722
		2,220,476

16 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
Household Products - 2.4%
Church & Dwight Co., Inc.	4,750	398,525
Clorox Co. (The)	4,695	542,414
Colgate-Palmolive Co.	35,618	2,260,318
Kimberly-Clark Corp.	13,533	1,475,638
Procter & Gamble Co. (The)	107,186	7,710,961
		12,387,856
Independent Power and Renewable Electricity Producers - 0.4%
AES Corp.	71,439	699,388
Dynegy, Inc. *	12,717	262,860
NRG Energy, Inc.	30,617	454,663
NRG Yield, Inc.	17,867	199,217
TerraForm Power, Inc., Class A *	15,320	217,850
		1,833,978

Industrial Conglomerates - 3.3%
3M Co.	26,393	3,741,736
Carlisle Co.’s, Inc.	2,030	177,381
Danaher Corp.	25,149	2,142,946
General Electric Co.	434,084	10,947,599
		17,009,662

Insurance - 4.0%
ACE Ltd.	11,264	1,164,698
Aflac, Inc.	15,073	876,193
Allied World Assurance Co. Holdings AG	2,891	110,349
Allstate Corp. (The)	15,339	893,343
American Financial Group, Inc.	2,721	187,504
American International Group, Inc.	48,788	2,772,134
American National Insurance Co.	725	70,789
Aon plc	10,559	935,633
Arch Capital Group Ltd. *	2,955	217,104
Arthur J. Gallagher & Co.	5,376	221,921
Aspen Insurance Holdings Ltd.	1,888	87,735
Assurant, Inc.	2,252	177,931
Assured Guaranty Ltd.	5,614	140,350
Axis Capital Holdings Ltd.	3,282	176,309
Brown & Brown, Inc.	4,404	136,392
Chubb Corp. (The)	7,981	978,870
Cincinnati Financial Corp.	4,813	258,939
Erie Indemnity Co., Class A	731	60,629
Genworth Financial, Inc., Class A *	16,211	74,895
Hanover Insurance Group, Inc. (The)	1,438	111,733
Hartford Financial Services Group, Inc. (The)	15,251	698,191

	SHARES	VALUE ($)
HCC Insurance Holdings, Inc.	3,024	234,269
Lincoln National Corp.	9,167	435,066
Loews Corp.	13,748	496,853
Markel Corp. *	484	388,100
Marsh & McLennan Co.’s, Inc.	20,006	1,044,713
Mercury General Corp.	815	41,166
MetLife, Inc.	37,892	1,786,608
Old Republic International Corp.	7,421	116,064
PartnerRe Ltd.	1,717	238,457
Principal Financial Group, Inc.	10,203	483,010
Progressive Corp. (The)	19,978	612,126
Prudential Financial, Inc.	17,032	1,298,009
RenaissanceRe Holdings Ltd.	1,454	154,589
Torchmark Corp.	4,529	255,436
Travelers Co.’s, Inc. (The)	11,876	1,182,018
Unum Group	7,598	243,744
White Mountains Insurance Group Ltd.	234	174,868
Willis Group Holdings plc	6,638	271,959
WR Berkley Corp.	2,957	160,772
XL Group plc	11,233	407,983
		20,377,452

Internet & Catalog Retail - 2.1%
Amazon.com, Inc. *	12,934	6,620,785
Expedia, Inc.	3,281	386,108
Groupon, Inc. *	13,548	44,167
HSN, Inc.	1,893	108,355
Netflix, Inc. *	12,758	1,317,391
Priceline Group, Inc. (The) *	1,700	2,102,662
TripAdvisor, Inc. *	3,284	206,958
		10,786,426

Internet Software & Services - 4.3%
Akamai Technologies, Inc. *	4,561	314,983
Alphabet, Inc. *	17,747	11,329,152
CoStar Group, Inc. *	845	146,236
eBay, Inc. *	32,653	798,039
Facebook, Inc., Class A *	73,958	6,648,824
HomeAway, Inc. *	2,421	64,253
IAC/InterActiveCorp	2,185	142,615
LinkedIn Corp., Class A *	3,628	689,792
Pandora Media, Inc. *	5,585	119,184
Rackspace Hosting, Inc. *	2,889	71,300
Twitter, Inc. *	17,642	475,275
VeriSign, Inc. *	2,285	161,230
Yahoo!, Inc. *	25,224	729,226

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 17

	SHARES	VALUE ($)
Yelp, Inc. *	1,778	38,511
Zillow Group, Inc., Class A *	3,398	97,625
		21,826,245

IT Services - 3.9%
Accenture plc, Class A	17,307	1,700,586
Alliance Data Systems Corp. *	1,544	399,865
Amdocs Ltd.	4,199	238,839
Automatic Data Processing, Inc.	12,980	1,043,073
Booz Allen Hamilton Holding Corp.	2,946	77,215
Broadridge Financial Solutions, Inc.	3,019	167,102
Cognizant Technology Solutions Corp., Class A *	17,057	1,067,939
Computer Sciences Corp.	3,430	210,533
CoreLogic, Inc. *	2,255	83,954
DST Systems, Inc.	994	104,509
EPAM Systems, Inc. *	1,167	86,965
Fidelity National Information Services, Inc.	7,056	473,316
Fiserv, Inc. *	6,407	554,910
FleetCor Technologies, Inc. *	2,342	322,306
Gartner, Inc. *	2,110	177,092
Genpact Ltd. *	4,550	107,426
Global Payments, Inc.	1,557	178,635
International Business Machines Corp.	25,154	3,646,575
Jack Henry & Associates, Inc.	1,841	128,152
Leidos Holdings, Inc.	1,964	81,133
MasterCard, Inc., Class A	28,492	2,567,699
MAXIMUS, Inc.	1,444	86,005
Paychex, Inc.	9,574	456,010
Syntel, Inc. *	1,011	45,808
Teradata Corp. *	3,671	106,312
Total System Services, Inc.	4,394	199,619
Vantiv, Inc., Class A *	5,145	231,113
VeriFone Systems, Inc. *	2,061	57,152
Visa, Inc., Class A	64,552	4,496,692
Western Union Co. (The)	10,643	195,405
WEX, Inc. *	934	81,109
Xerox Corp.	28,086	273,277
		19,646,326

Leisure Products - 0.2%
Brunswick Corp.	2,494	119,438
Hasbro, Inc.	2,892	208,629

	SHARES	VALUE ($)
Mattel, Inc.	10,913	229,828
Polaris Industries, Inc.	1,913	229,311
		787,206

Life Sciences - Tools & Services - 0.8%
Agilent Technologies, Inc.	11,175	383,638
Bio-Rad Laboratories, Inc., Class A *	776	104,224
Bio-Techne Corp.	1,086	100,412
Bruker Corp. *	3,660	60,134
Illumina, Inc. *	4,616	811,585
Mettler-Toledo International, Inc. *	803	228,646
PAREXEL International Corp. *	1,654	102,416
PerkinElmer, Inc.	3,412	156,815
Quintiles Transnational Holdings, Inc. *	2,933	204,049
Thermo Fisher Scientific, Inc.	14,269	1,744,813
VWR Corp. *	1,033	26,538
Waters Corp. *	2,902	343,045
		4,266,315

Machinery - 1.8%
AGCO Corp.	2,161	100,767
Allison Transmission Holdings, Inc.	7,499	200,148
Colfax Corp. *	4,503	134,685
Crane Co.	2,023	94,292
Cummins, Inc.	6,675	724,772
Deere & Co.	11,031	816,294
Dover Corp.	6,769	387,051
Flowserve Corp.	5,492	225,941
Graco, Inc.	2,292	153,633
IDEX Corp.	3,045	217,109
Illinois Tool Works, Inc.	13,096	1,077,932
Ingersoll-Rand plc	11,320	574,716
ITT Corp.	2,958	98,886
Joy Global, Inc.	3,274	48,881
Kennametal, Inc.	2,424	60,333
Middleby Corp. (The) *	2,388	251,194
Nordson Corp.	2,030	127,768
Oshkosh Corp.	2,526	91,770
PACCAR, Inc.	13,222	689,792
Parker-Hannifin Corp.	5,314	517,052
Pentair plc	7,577	386,730
Snap-on, Inc.	2,429	366,633
SPX Corp.	1,447	17,248
SPX FLOW, Inc. *	1,447	49,820

18 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
Stanley Black & Decker, Inc.	6,099	591,481
Terex Corp.	3,985	71,491
Timken Co. (The)	3,312	91,047
Valmont Industries, Inc.	779	73,919
WABCO Holdings, Inc. *	2,265	237,440
Wabtec Corp.	3,870	340,754
Woodward, Inc.	2,222	90,435
Xylem, Inc.	6,765	222,230
		9,132,244
Media - 4.4%
AMC Networks, Inc., Class A *	1,954	142,974
Cablevision Systems Corp., Class A	8,155	264,793
CBS Corp., Class B	15,252	608,555
Charter Communications, Inc., Class A *	2,671	469,695
Cinemark Holdings, Inc.	3,041	98,802
Clear Channel Outdoor Holdings, Inc., Class A *	7,379	52,612
Comcast Corp.	77,802	4,425,378
DISH Network Corp., Class A *	14,537	848,089
Interpublic Group of Co.’s, Inc. (The)	13,321	254,831
John Wiley & Sons, Inc., Class A	1,282	64,138
Liberty Broadband Corp., Class A *	3,219	165,585
Liberty Global plc *	26,389	1,133,144
Liberty Media Corp. *	11,880	424,354
Lions Gate Entertainment Corp.	4,557	167,698
Live Nation Entertainment, Inc. *	4,951	119,022
Morningstar, Inc.	521	41,815
MSG Networks, Inc. *	2,206	159,141
Omnicom Group, Inc.	8,087	532,933
Regal Entertainment Group, Class A	3,264	61,004
Scripps Networks Interactive, Inc., Class A	3,831	188,447
Sinclair Broadcast Group, Inc., Class A	2,023	51,222
Sirius XM Holdings, Inc. *	79,592	297,674
Starz, Class A *	3,187	119,003
TEGNA, Inc.	7,399	165,664
Thomson Reuters Corp.	11,004	443,021
Time Warner Cable, Inc.	9,430	1,691,459
Time Warner, Inc.	27,508	1,891,175
Twenty-First Century Fox, Inc.	59,462	1,604,285
Viacom, Inc., Class B	13,146	567,250
Walt Disney Co. (The)	52,736	5,389,619
		22,443,382

	SHARES	VALUE ($)
Metals & Mining - 0.1%
Compass Minerals International, Inc.	1,151	90,204
Nucor Corp.	10,524	395,176
Reliance Steel & Aluminum Co.	2,881	155,603
		640,983

Multi-Utilities - 1.5%
Alliant Energy Corp.	10,976	641,986
CenterPoint Energy, Inc.	35,304	636,884
CMS Energy Corp.	25,447	898,788
Consolidated Edison, Inc.	31,651	2,115,869
Sempra Energy	25,652	2,481,062
TECO Energy, Inc.	23,340	612,909
		7,387,498

Multiline Retail - 0.9%
Burlington Stores, Inc. *	2,113	107,848
Dillard’s, Inc., Class A	1,288	112,558
Dollar General Corp.	9,273	671,736
Dollar Tree, Inc. *	7,839	522,548
J.C. Penney Co., Inc. *	9,149	84,994
Kohl’s Corp.	6,346	293,883
Macy’s, Inc.	11,236	576,632
Nordstrom, Inc.	4,817	345,427
Sears Holdings Corp. *	1,783	40,296
Target Corp.	21,075	1,657,759
		4,413,681

Oil, Gas & Consumable Fuels - 2.3%
Cheniere Energy, Inc. *	75,382	3,640,951
Oneok, Inc.	60,916	1,961,495
Spectra Energy Corp.	205,429	5,396,620
Teekay Corp.	16,199	480,138
		11,479,204

Paper & Forest Products - 0.2%
Domtar Corp.	2,397	85,693
International Paper Co.	17,438	658,982
		744,675

Personal Products - 0.3%
Avon Products, Inc.	14,112	45,864
Coty, Inc., Class A	10,996	297,552

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 19

	SHARES	VALUE ($)
Estee Lauder Co.’s, Inc. (The), Class A	13,314	1,074,173
Nu Skin Enterprises, Inc., Class A	1,840	75,955
		1,493,544

Pharmaceuticals - 5.6%
Bristol-Myers Squibb Co.	59,071	3,497,003
Catalent, Inc. *	4,225	102,668
Eli Lilly & Co.	32,586	2,727,122
Johnson & Johnson	98,769	9,220,086
Merck & Co., Inc.	95,120	4,697,977
Perrigo Co. plc	4,674	735,080
Pfizer, Inc.	219,978	6,909,509
Zoetis, Inc.	17,856	735,310
		28,624,755

Professional Services - 0.5%
Dun & Bradstreet Corp. (The)	1,178	123,690
Equifax, Inc.	4,916	477,737
IHS, Inc., Class A *	2,530	293,480
Manpowergroup, Inc.	2,987	244,605
Nielsen Holdings PLC	11,210	498,509
Robert Half International, Inc.	5,566	284,756
Towers Watson & Co., Class A	2,748	322,560
Verisk Analytics, Inc., Class A *	6,114	451,886
		2,697,223

Real Estate Management & Development - 0.2%
CBRE Group, Inc., Class A *	11,583	370,656
Forest City Enterprises, Inc., Class A *	8,804	177,225
Howard Hughes Corp. (The) *	1,462	167,750
Jones Lang LaSalle, Inc.	1,524	219,105
Realogy Holdings Corp. *	4,977	187,284
		1,122,020

Road & Rail - 0.5%
AMERCO	250	98,367
Avis Budget Group, Inc. *	4,433	193,633
Genesee & Wyoming, Inc., Class A *	2,162	127,731
Hertz Global Holdings, Inc. *	19,608	328,042
JB Hunt Transport Services, Inc.	3,312	236,477
Kansas City Southern	4,318	392,420
Landstar System, Inc.	1,510	95,840

	SHARES	VALUE ($)
Norfolk Southern Corp.	11,637	889,067
Old Dominion Freight Line, Inc. *	2,866	174,826
Ryder System, Inc.	2,058	152,374
		2,688,777

Semiconductors & Semiconductor Equipment - 2.0%
Altera Corp.	8,112	406,249
Analog Devices, Inc.	7,713	435,090
Applied Materials, Inc.	33,531	492,570
Atmel Corp.	10,329	83,355
Broadcom Corp., Class A	16,051	825,503
Cree, Inc. *	1,745	42,281
First Solar, Inc. *	1,672	71,478
Freescale Semiconductor Ltd. *	2,031	74,294
Integrated Device Technology, Inc. *	3,627	73,628
Intel Corp.	132,772	4,001,748
KLA-Tencor Corp.	2,487	124,350
Lam Research Corp.	3,762	245,772
Linear Technology Corp.	5,827	235,119
Marvell Technology Group Ltd.	10,042	90,880
Maxim Integrated Products, Inc.	7,238	241,749
Microchip Technology, Inc.	5,450	234,841
Micron Technology, Inc. *	30,019	449,685
NVIDIA Corp.	11,243	277,140
ON Semiconductor Corp. *	11,341	106,605
Skyworks Solutions, Inc.	5,231	440,503
SunEdison, Inc. *	7,842	56,306
SunPower Corp. *	1,535	30,761
Texas Instruments, Inc.	21,723	1,075,723
Xilinx, Inc.	6,879	291,670
		10,407,300

Software - 4.5%
Activision Blizzard, Inc.	13,611	420,444
Adobe Systems, Inc. *	12,014	987,791
ANSYS, Inc. *	2,115	186,416
Aspen Technology, Inc. *	1,613	61,149
Autodesk, Inc. *	6,036	266,429
CA, Inc.	9,042	246,847
Cadence Design Systems, Inc. *	7,132	147,490
CDK Global, Inc.	4,101	195,946
Check Point Software Technologies Ltd. *	4,054	321,604
Citrix Systems, Inc. *	4,030	279,198
Electronic Arts, Inc. *	8,512	576,688

20 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
FactSet Research Systems, Inc.	919	146,865
FireEye, Inc. *	3,913	124,512
Fortinet, Inc. *	3,923	166,649
Guidewire Software, Inc. *	1,626	85,495
Intuit, Inc.	7,745	687,369
Manhattan Associates, Inc. *	1,429	89,027
Microsoft Corp.	224,131	9,920,038
NetSuite, Inc. *	1,285	107,812
Nuance Communications, Inc. *	9,203	150,653
Oracle Corp.	94,882	3,427,138
PTC, Inc. *	2,810	89,189
Qlik Technologies, Inc. *	2,105	76,727
Red Hat, Inc. *	4,582	329,354
Salesforce.com, Inc. *	14,656	1,017,566
ServiceNow, Inc. *	3,956	274,744
SolarWinds, Inc. *	1,650	64,746
Solera Holdings, Inc.	1,417	76,518
Splunk, Inc. *	3,022	167,268
SS&C Technologies Holdings, Inc.	2,156	151,006
Symantec Corp.	18,765	365,355
Synopsys, Inc. *	3,897	179,963
Tableau Software, Inc., Class A *	1,980	157,964
Tyler Technologies, Inc. *	757	113,028
Ultimate Software Group, Inc. (The) *	698	124,949
Verint Systems, Inc. *	1,534	66,192
VMware, Inc., Class A *	8,151	642,217
Workday, Inc., Class A *	4,858	334,522
		22,826,868

Specialty Retail - 2.1%
Advance Auto Parts, Inc.	2,258	427,959
American Eagle Outfitters, Inc.	5,459	85,324
AutoNation, Inc. *	2,719	158,191
Bed Bath & Beyond, Inc. *	5,360	305,627
Best Buy Co., Inc.	7,830	290,650
CarMax, Inc. *	6,310	374,309
CST Brands, Inc.	2,300	77,418
DSW, Inc., Class A	2,655	67,198
Foot Locker, Inc.	4,242	305,297
Gap, Inc. (The)	9,700	276,450
Home Depot, Inc. (The)	40,121	4,633,574
O’Reilly Automotive, Inc. *	3,258	814,500
Office Depot, Inc. *	16,032	102,925
Penske Automotive Group, Inc.	1,450	70,238
Ross Stores, Inc.	12,313	596,811
Sally Beauty Holdings, Inc. *	3,926	93,243
Staples, Inc.	19,333	226,776

	SHARES	VALUE ($)
Tiffany & Co.	3,308	255,444
TJX Co.’s, Inc. (The)	20,571	1,469,181
Williams-Sonoma, Inc.	2,263	172,780
		10,803,895

Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	159,810	17,627,043
EMC Corp.	53,599	1,294,952
Hewlett-Packard Co.	50,385	1,290,360
NCR Corp. *	4,240	96,460
SanDisk Corp.	5,686	308,920
Seagate Technology plc	7,641	342,317
Western Digital Corp.	6,342	503,808
		21,463,860
Textiles, Apparel & Luxury Goods - 1.3%
Carter’s, Inc.	1,621	146,927
Coach, Inc.	8,911	257,795
Columbia Sportswear Co.	1,064	62,553
Fossil Group, Inc. *	1,165	65,100
Hanesbrands, Inc.	12,412	359,203
Kate Spade & Co. *	2,879	55,018
lululemon athletica, Inc. *	2,381	120,598
Michael Kors Holdings Ltd. *	6,614	279,375
NIKE, Inc., Class B	26,941	3,312,935
PVH Corp.	2,466	251,384
Skechers U.S.A., Inc., Class A *	1,245	166,930
Under Armour, Inc., Class A *	6,441	623,360
VF Corp.	11,151	760,610
Wolverine World Wide, Inc.	2,985	64,595
		6,526,383

Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	17,768	180,701
MGIC Investment Corp. *	11,324	104,860
New York Community Bancorp, Inc.	15,092	272,562
TFS Financial Corp.	2,542	43,849
		601,972

Trading Companies & Distributors - 0.3%
Air Lease Corp.	3,137	96,996
Fastenal Co.	11,086	405,859
HD Supply Holdings, Inc. *	7,183	205,578
MSC Industrial Direct Co., Inc., Class A	2,410	147,082

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 21

	SHARES	VALUE ($)
United Rentals, Inc. *	4,087	245,424
W.W. Grainger, Inc.	2,428	522,044
WESCO International, Inc. *	1,655	76,908
		1,699,891

Water Utilities - 0.3%
American Water Works Co., Inc.	19,273	1,061,557
Aqua America, Inc.	17,601	465,898
		1,527,455

Wireless Telecommunication Services - 0.7%
SBA Communications Corp., Class A *	14,534	1,522,291
Sprint Corp. *	84,306	323,735
T-Mobile US, Inc. *	33,905	1,349,758
Telephone & Data Systems, Inc.	10,567	263,752
United States Cellular Corp. *	2,229	78,974
		3,538,510

Total Equity Securities (Cost $454,672,621)		505,721,344

TIME DEPOSIT - 0.4%	PRINCIPAL AMOUNT($)	VALUE($)
State Street Bank Time Deposit, 0.088%, 10/1/15	1,853,488	1,853,488

Total Time Deposit (Cost $1,853,488)		1,853,488

TOTAL INVESTMENTS (Cost $456,526,109) - 99.8%		507,574,832
Other assets and liabilities, net - 0.2%		1,183,109
NET ASSETS - 100.0%		$508,757,941

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 15,063,318 shares outstanding	$205,244,049
Class C: 2,145,443 shares outstanding	31,841,425
Class I: 10,161,236 shares outstanding	169,602,117
Class Y: 914,525 shares outstanding	11,711,446
Undistributed net investment income	5,606,473
Accumulated net realized gain (loss)	33,703,708
Net unrealized appreciation (depreciation)	51,048,723

NET ASSETS	$508,757,941

NET ASSET VALUE PER SHARE
Class A (based on net assets of $269,684,164)	$17.90
Class C (based on net assets of $36,398,021)	$16.97
Class I (based on net assets of $186,257,198)	$18.33
Class Y (based on net assets of $16,418,558)	$17.95

NOTES TO SCHEDULE OF INVESTMENTS
*	Non-income producing security.
(b)	This security was valued under the direction of the Board of Directors. See Note A.
Abbreviations:
LLC:	Limited Liability Corporation
Ltd.:	Limited
plc:	Public Limited Company

See notes to financial statements.

22 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2015

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $3,045)	$8,801,670
Interest income	3,717
Total investment income	8,805,387

Expenses:
Investment advisory fee	698,264
Administrative fees	617,910
Transfer agency fees and expenses	398,286
Distribution Plan expenses:
Class A	647,050
Class B (a)	8,095
Class C	335,737
Directors’ fees and expenses	48,567
Accounting fees	78,295
Custodian fees	93,741
Professional fees	40,492
Registration fees	100,975
Reports to shareholders	35,050
Miscellaneous	101,162
Total expenses	3,203,624
Reimbursement from Advisor:
Class A	(224,108)
Class B (a)	(6,888)
Class C	(42,973)
Class I	(258,698)
Class Y	(18,289)
Net expenses	2,652,668

NET INVESTMENT INCOME	6,152,719

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	37,846,698

Change in unrealized appreciation (depreciation)	(47,198,198)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(9,351,500)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($3,198,781)

(a) Class B shares were converted into Class A shares at the close of business April 20, 2015.
See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 23

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Operations:
Net investment income	$6,152,719	$3,512,417
Net realized gain (loss)	37,846,698	10,596,254
Change in unrealized appreciation (depreciation)	(47,198,198)	37,190,286
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,198,781)	51,298,957

Distributions to shareholders from:
Net investment income:
Class A shares	(1,663,187)	(1,407,040)
Class B shares (a)	(215)	(464)
Class C shares	(43,036)	(18,929)
Class I shares	(1,367,790)	(988,369)
Class Y shares	(104,408)	(240,614)
Net realized gain:
Class A shares	(5,942,369)	(3,533,072)
Class B shares (a)	(40,990)	(41,431)
Class C shares	(781,177)	(390,523)
Class I shares	(3,502,922)	(1,638,432)
Class Y shares	(209,696)	(585,244)
Total distributions	(13,655,790)	(8,844,118)

Capital share transactions:
Shares sold:
Class A shares (b)	93,258,701	64,584,468
Class B shares (a)	12,319	80,757
Class C shares	15,743,383	9,263,007
Class I shares	100,348,705	59,941,090
Class Y shares	12,422,171	9,661,183
Reinvestment of distributions:
Class A shares	7,110,855	4,659,826
Class B shares (a)	37,436	37,877
Class C shares	603,576	288,333
Class I shares	4,814,417	2,618,195
Class Y shares	305,214	816,481
Redemption fees:
Class A shares	1,100	2,700
Class C shares	20	28
Class I shares	1	89
Class Y shares	—	983
Shares redeemed:
Class A shares	(36,843,349)	(29,439,958)
Class B shares (a)(b)	(1,651,835)	(565,504)
Class C shares	(4,410,421)	(1,616,151)
Class I shares	(34,841,944)	(19,680,145)
Class Y shares	(1,667,026)	(29,504,755)
Total capital share transactions	155,243,323	71,148,504

TOTAL INCREASE (DECREASE) IN NET ASSETS	138,388,752	113,603,343
See notes to financial statements.

24 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

NET ASSETS	YEAR ENDED SEPTEMBER 30, 2015	YEAR ENDED SEPTEMBER 30, 2014
Beginning of year	$370,369,189	$256,765,846
End of year (including undistributed net investment income of $5,606,473 and $2,677,030, respectively)	$508,757,941	$370,369,189

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares (c)	4,914,803	3,710,409
Class B shares (a)	687	4,909
Class C shares	871,728	559,859
Class I shares	5,148,569	3,394,603
Class Y shares	651,718	560,342
Reinvestment of distributions:
Class A shares	378,304	278,830
Class B shares (a)	2,112	2,401
Class C shares	33,947	18,237
Class I shares	250,294	153,332
Class Y shares	16,138	48,474
Shares redeemed:
Class A shares	(1,944,756)	(1,693,977)
Class B shares (a)(c)	(90,355)	(34,244)
Class C shares	(245,985)	(99,533)
Class I shares	(1,786,991)	(1,121,992)
Class Y shares	(87,596)	(1,724,813)
Total capital share activity	8,112,617	4,056,837

(a) Class B shares were converted into Class A shares at the close of business on April 20, 2015.
(b) Amounts include $1,291,167 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(c) Amount includes 70,402 shares redeemed from Class B shares and 66,796 shares purchased into Class A shares at the close of business on April 20,2015.
See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 25

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert U.S. Large Cap Core Responsible Index Fund (the “Fund”) (formerly Calvert Social Index Fund), a series of the Responsible Index Series, Inc. (formerly Calvert Social Index Series, Inc.) , is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert Responsible Index Series, Inc. is comprised of three separate series.  The operations of each series are accounted for separately.  The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund offers four classes of shares of capital stock - Classes A, C, I, and Y. The Fund also offered Class B shares; however, all existing Class B shares of the Fund were automatically converted to Class A shares of the Fund at the close of business on April 20, 2015, without the imposition of the applicable Class A sales load or the Class B contingent deferred sales charge. Class B shares were closed at that time and are no longer available. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $100,000. The $100,000 minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized

26 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At September 30, 2015, securities valued at $1,262 or 0.0% of net assets, were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENT IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity Securities*	$505,720,082	$1,262	$—	$505,721,344
Time Deposit	—	1,853,488	—	1,853,488
TOTAL	$505,720,082	$1,854,750	$—	$507,574,832

*	For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
There were no transfers between levels during the year.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 27

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .15%, of the Fund’s average daily net assets. Under the terms of the agreement, $63,568 was payable at year end.
The Advisor has contractually agreed to limit net annual Fund operating expenses through January 31, 2017. The contractual expense caps are .54%, 1.29%, .19%, and .29% for Class A, C, I, and Y, respectively. Prior to June 19, 2015, the contractual expense caps were .75%, 1.75%, .21%, and .60% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $137,673 was receivable at year end.
Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .15% for Class A, C, and Y shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $55,818 was payable at year end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $86,750 was payable at year end.
CID received $146,500 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $39,709 for the year ended September 30, 2015. Under the terms of the agreement, $3,542 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 ($48,000 prior to January 1, 2015) plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 ($5,000 prior to January 1, 2015) annually may be paid to the Committee chairs ($10,000 for the Board Chair and the Special Equities

28 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. As of September 30, 2015, approximately $291,759 was deferred under the Plan. Directors’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $302,511,697 and $151,295,576, respectively.
The tax character of dividends and distributions paid during the year ended September 30, 2015 and September 30, 2014 was as follows:

DISTRIBUTIONS PAID FROM:	2015	2014
Ordinary income	$3,456,144	$2,655,347
Long-term capital gains	10,199,646	6,188,771
Total	$13,655,790	$8,844,118
As of September 30, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$74,035,188
Unrealized (depreciation)	(26,232,508)
Net unrealized appreciation (depreciation)	$47,802,680

Undistributed ordinary income	$7,677,122
Undistributed long-term capital gain	$34,879,112

Federal income tax cost of investments	$459,772,152
The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales.
Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to real estate investment trusts.

Undistributed net investment income	($44,640)
Accumulated net realized gain (loss)	$44,640
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2015.
NOTE E — IN-KIND TRANSACTIONS
The Fund may accept in-kind contributions and redemptions. In-kind contributions are accounted for at the fair market value of the in-kind securities contributed on the date of contribution, which becomes the cost basis of the contributed securities. For the year ended September 30, 2015, the cost basis in securities contributed was $5,876,638.

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 29

NOTE F — SUBSEQUENT EVENTS
At a special meeting of the Fund’s Board of Directors (the “Board”) held on November 24, 2015, the Board approved the recommendation made by Calvert Investment Administrative Services, Inc. (“CIAS”) to standardize and rationalize the administrative fee payable by the Calvert Funds at 12 basis points for all series and all share classes of the Calvert Funds.  The change is being implemented in two phases.  First, CIAS will voluntarily waive the amount of the existing administrative fee above 12 basis points for the period from December 1, 2015 through January 31, 2016.  Second, CIAS and the Fund have entered into an Amended and Restated Administrative Services Agreement that will establish a 12 basis point administrative fee for all classes of the Fund commencing on February 1, 2016.  In the case of any series or share class that currently pays an administrative fee to CIAS that is less than 12 basis points, CIAS has contractually agreed to waive the difference between that lower administrative fee and the 12 basis point fee until January 31, 2018.
In preparing the financial statements as of September 30, 2015, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2015, the Fund considers 99.6% of the ordinary dividends paid during the year as qualified dividend income and as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Fund also considers $10,199,646 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

30 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012 (z)	September 30, 2011 (z)
Net asset value, beginning	$18.30	$15.90	$13.27	$10.35	$10.48
Income from investment operations:
Net investment income	.23	.18	.17	.13	.09
Net realized and unrealized gain (loss)	(.01)	2.73	2.61	2.89	(.14)
Total from investment operations	.22	2.91	2.78	3.02	(.05)
Distributions from:
Net investment income	(.13)	(.14)	(.15)	(.10)	(.08)
Net realized gain	(.49)	(.37)	—	—	—
Total distributions	(.62)	(.51)	(.15)	(.10)	(.08)
Total increase (decrease) in net asset value	(.40)	2.40	2.63	2.92	(.13)
Net asset value, ending	$17.90	$18.30	$15.90	$13.27	$10.35
Total return*	1.06%	18.65%	21.16%	29.36%	(.57%)
Ratios to average net assets: A
Net investment income	1.21%	1.02%	1.15%	1.03%	.81%
Total expenses	.77%	.87%	1.02%	1.11%	.99%
Expenses before offsets	.68%	.75%	.75%	.75%	.75%
Net expenses	.68%	.75%	.75%	.75%	.75%
Portfolio turnover	33%	8%	14%	7%	8%
Net assets, ending (in thousands)	$269,684	$214,427	$149,738	$97,904	$71,741

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 31

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012 (z)	September 30, 2011 (z)
Net asset value, beginning	$17.41	$15.15	$12.65	$9.87	$10.03
Income from investment operations:
Net investment income (loss)	.08	.03	.03	.01	(.02)
Net realized and unrealized gain (loss)	—**	2.62	2.50	2.77	(.14)
Total from investment operations	.08	2.65	2.53	2.78	(.16)
Distributions from:
Net investment income	(.03)	(.02)	(.03)	—	—
Net realized gain	(.49)	(.37)	—	—	—
Total distributions	(.52)	(.39)	(.03)	—	—
Total increase (decrease) in net asset value	(.44)	2.26	2.50	2.78	(.16)
Net asset value, ending	$16.97	$17.41	$15.15	$12.65	$9.87
Total return*	.30%	17.75%	20.02%	28.17%	(1.60%)
Ratios to average net assets: A
Net investment income (loss)	.45%	.19%	.25%	.04%	(.19%)
Total expenses	1.57%	1.61%	1.77%	1.89%	1.95%
Expenses before offsets	1.44%	1.57%	1.65%	1.74%	1.75%
Net expenses	1.44%	1.57%	1.65%	1.74%	1.75%
Portfolio turnover	33%	8%	14%	7%	8%
Net assets, ending (in thousands)	$36,398	$25,864	$15,259	$9,958	$6,098

(z)	Per share figures are calculated using the Average Shares Method.
**	Amount is less than $.01 per share.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

32 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012 (z)	September 30, 2011 (z)
Net asset value, beginning	$18.69	$16.20	$13.48	$10.52	$10.65
Income from investment operations:
Net investment income	.33	.27	.25	.19	.16
Net realized and unrealized gain (loss)	(.01)	2.81	2.64	2.95	(.15)
Total from investment operations	.32	3.08	2.89	3.14	.01
Distributions from:
Net investment income	(.19)	(.22)	(.17)	(.18)	(.14)
Net realized gain	(.49)	(.37)	—	—	—
Total distributions	(.68)	(.59)	(.17)	(.18)	(.14)
Total increase (decrease) in net asset value	(.36)	2.49	2.72	2.96	(.13)
Net asset value, ending	$18.33	$18.69	$16.20	$13.48	$10.52
Total return*	1.54%	19.39%	21.76%	30.11%	(.06%)
Ratios to average net assets: A
Net investment income	1.69%	1.56%	1.70%	1.57%	1.35%
Total expenses	.36%	.37%	.46%	.51%	.52%
Expenses before offsets	.20%	.21%	.21%	.21%	.21%
Net expenses	.20%	.21%	.21%	.21%	.21%
Portfolio turnover	33%	8%	14%	7%	8%
Net assets, ending (in thousands)	$186,257	$122,405	$66,818	$41,249	$26,741

(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 33

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	September 30, 2015 (z)	September 30, 2014 (z)	September 30, 2013 (z)	September 30, 2012 #(z)
Net asset value, beginning	$18.40	$16.01	$13.27	$12.42
Income from investment operations:
Net investment income	.27	.21	.19	.03
Net realized and unrealized gain (loss)	(.01)	2.70	2.63	.82
Total from investment operations	.26	2.91	2.82	.85
Distributions from:
Net investment income	(.22)	(.15)	(.08)	—
Net realized gain	(.49)	(.37)	—	—
Total distributions	(.71)	(.52)	(.08)	—
Total increase (decrease) in net asset value	(.45)	2.39	2.74	.85
Net asset value, ending	$17.95	$18.40	$16.01	$13.27
Total return*	1.24%	18.51%	21.34%	6.84%
Ratios to average net assets: A
Net investment income	1.43%	1.14%	1.29%	1.16%(a)
Total expenses	.62%	.65%	.72%	.86%(a)
Expenses before offsets	.46%	.60%	.60%	.60%(a)
Net expenses	.46%	.60%	.60%	.60%(a)
Portfolio turnover	33%	8%	14%	7%
Net assets, ending (in thousands)	$16,419	$6,151	$23,218	$12,589

#	From July 13, 2012 inception.
(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)	Annualized.
See notes to financial statements.

34 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a

calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 35

percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

36 calvert.com CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 66	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President of the national non-profit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	18	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 67	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	• None
JOHN G. GUFFEY, JR. AGE: 67	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 52	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since September 2013. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2013.	18	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 65	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	18	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 70	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	18	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 66	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	18	• None

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 37

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 67	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 55	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015) President and Director, Portfolio 21 Investments, Inc. (through October 2014) President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012) President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	38
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

38 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988 CSIF 2000 CRIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
VICKI L. BENJAMIN AGE: 54	Treasurer	2015	Executive Vice President and Chief Financial Officer of Calvert Investments, Inc. since March 2015. Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.
ROBERT D. BENSON, ESQ. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc. (2005-2010).

THOMAS DAILEY AGE: 51	Vice President	2004	Vice President of the Advisor and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 47	Vice President & Secretary	1996 CSIF 2000 CRIS 1996 CWVF 2000 Impact
Vice President, Acting Secretary and Acting General Counsel (Deputy General Counsel prior to 2015) of Calvert Investments, Inc. Prior to August 10, 2015, Ms. Duke was also Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Acting Chief Financial Officer (September 2014-March 2015) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

CATHERINE P. ROY AGE: 59	Vice President	2004	Senior Vice President of the Advisor and Chief Investment Officer – Fixed Income.
NATALIE A. TRUNOW AGE: 47	Vice President	2008	Senior Vice President of the Advisor and Chief Investment Officer – Equities.
*    Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.  Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.
The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 39

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To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT U.S. LARGE CAP CORE RESPONSIBLE INDEX FUND	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Global Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets EX-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.
Printed on recycled paper using soy inks.

Calvert U.S. Large Cap Growth Responsible Index Fund

Annual Report September 30, 2015 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President’s Letter
6	Portfolio Management Discussion
9	Understanding Your Fund’s Expenses
10	Report of Independent Registered Public Accounting Firm
11	Statement of Net Assets
20	Statement of Operations
21	Statement of Changes in Net Assets
22	Notes to Financial Statements
26	Financial Highlights
30	Explanation of Financial Tables
31	Proxy Voting
31	Availability of Quarterly Portfolio Holdings
31	Basis for Board’s Approval of Investment Advisory Contract
33	Director and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareholders,
Global economic growth is vital to the improvement of the lives of all people, especially so to those of the ultra-poor. However, how that growth is achieved is critical to the long-term health and sustainability of our collective societies. Business activity that does not show consideration for environmental and social impacts may have calamitous consequences, many of which we are witnessing now, including political and social unrest, unjust wealth distribution and diminished bio-diversity.
The returns of the markets (chart below) reflect the impact of the uncertainty created by a legacy of unsustainable development and the current lack of positive economic growth trends. The steep decline in the emerging market equities index (reflective of the flight of capital and currency weakness) is particularly impactful as these regions include some of the largest populations of individuals most in need of sustainable and inclusive economic development.

MARKET BENCHMARKS	Total Returns for the period ended 9/30/2015
	6 Months	Year-to-Date	1 Year	5 Year
S&P 500	-6.18%	-5.29%	-0.61%	13.34%
Russell 1000	-6.72%	-5.24%	-0.61%	13.42%
Russell 3000	-7.12%	-5.45%	-0.49%	13.28%
MSCI World ex USA	-9.88%	-6.32%	-9.73%	3.92%
MSCI Emerging Markets	-17.11%	-15.22%	-18.98%	-3.25%
Barclays U.S. Aggregate Bond	-0.47%	1.13%	2.94%	3.10%
Barclays Global Aggregate	-0.34%	-2.25%	-3.26%	0.81%
Returns for periods greater than one year have been annualized.
In an effort to mitigate this issue and foster the long term sustainability and justice of our global economic system, many of the world’s leaders participated with the United Nations (“UN”) to design and implement a 15-year plan to create the kind of economic development (http://www.calvert.com/media-relations/press-releases/calvert-ceo-participates-in-the-un-sustainable-development-summit) that should benefit the poorest people in the world, preserve opportunities for future generations, and provide stewardship to the environment. This effort, which kicked-off at the UN Summit earlier this month, involves bringing together private enterprise, governments, NGOs, development banks and people of all walks of life to achieve the “Sustainable Development Goals 2015” (SDGs). These goals include: eliminating extreme poverty, eliminating extreme hunger, fostering good health for all, promoting gender equality, and creating environmental sustainability and peace and stability throughout the world. The SDGs impact residents of every country in some manner, but no one more acutely than the denizens of the developing and emerging nations.
It was my privilege, as Calvert’s CEO, to be invited to the Summit, as one of 350 global leaders asked to participate in the development of this critical 15-year sustainability plan. During the course of this event, I announced that Calvert Investments would lead a project (http://www.calvert.com/perspective/social-impact/calvert-un-sustainable-development-goals) to map the Sustainable Development Goals to standards that companies can be measured by, and that investors may look to in order to

4 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

understand which companies are helping to create sustainable, responsible growth. It is integral to the success and achievement of the goals, that the largest holders of capital, i.e., corporations, help drive these initiatives.
The crucial role that corporations now play in creating social and environmental outcomes was highlighted at the UN sessions by the presence of CEOs and sustainability officers from around the world, and the vital role of investors and the capital markets was reflected by our presence and contribution. In addition to representing your interests at the UN event, Calvert has contributed to the understanding of the role that corporations and investors play in driving social and environmental conditions through our most recent research, “The Role of the Corporation in Society”, available to you on our website, (see http://www.calvert.com/perspective/governance/calvert-serafeim-series-report).
Despite the fact that the past year has not brought the financial returns that you or I would have wished for as investors, I believe that when we look back on 2015 several years from now we are likely to see it as a transformative year in terms of our economic and social systems. Individuals and organizations of all types — corporate, government, NGO, religious — are coming together due to the realization that we need a more sustainable and just system to serve the needs of all stakeholders. As a shareholder of Calvert Funds, you are very much part of this mission, as together we are a leader and innovator in connecting capital to mission, with the dual purpose of driving competitive investment returns with just and sustainable economic progress.
On behalf of all of us at Calvert Investments, thank you for the confidence you have placed in our management of your funds and the ongoing privilege to serve you. We appreciate the opportunity to work with you as we strive to meet your financial needs while also helping to render the world a better place for all people.
Respectfully,
John Streur
October 2015

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Dale R. Stout, CFA Index Portfolio Manager and Senior Analyst
Performance
The Calvert U.S. Large Cap Growth Responsible Index Fund Class A shares (at NAV) declined 7.25% since inception, June 19, 2015, through September 30, 2015. The Fund closely tracked the performance of its benchmark, the Calvert U.S. Large Cap Growth Responsible Index (the “Index”), which declined 7.19% for the period. The difference in returns was primarily the result of Fund expenses, which the Index does not incur.
Investment Process
The Fund seeks to track the performance of the Calvert U.S. Large Cap Growth Responsible Index, which measures the investment return of growth stocks of large U.S. companies.
The Calvert U.S. Large Cap Growth Responsible Index Fund is managed using a passive investment strategy with the objective of matching the day-to-day investment performance of the Calvert U.S. Large Cap Growth Responsible Index as closely as practicable. This is accomplished by investing in all, or virtually all, of the stocks in the Index and holding them in the same proportion.
Calvert Investment Management launched the Calvert U.S. Large Cap Growth Responsible Index on June 19, 2015 based on constituents from the Calvert U.S. Large Cap Core Responsible Index. The Calvert U.S. Large Cap Growth Responsible Index Fund was launched at the same time. The Index reconstitutes semiannually and is rebalanced quarterly.
Using the constituents of U.S. Large Cap Core Responsible Index, the Calvert U.S. Large Cap Growth Responsible Index and the Calvert U.S. Large Cap Value Responsible Index are constructed so that when combined in equal parts, they will be approximately equivalent to U.S. Large Cap Core Responsible Index. Each constituent is ranked on nine factors that determine the growth and value characteristics of the company. The combined growth and value scores are ranked from the company with the highest growth-like characteristics down to that with the lowest growth-like characteristics (and therefore the highest value-like characteristics). The top 30% of the ranked list are exclusively placed in the growth index and the bottom 30% are placed exclusively in the value index. The middle 40% are divided, by market cap, into both the growth and value indexes on a linear basis. Using the current indexes as examples, roughly 700 companies comprise the core index and the growth and value indexes have approximately 500 constituents each (with overlap of approximately 300 constituents).
Portfolio Strategy
For the period from June 19, 2015 (Fund inception) through September 30, 2015, all sectors posted negative returns, and consequently, all sectors detracted from investment performance. The energy sector was the worst performer; consumer discretionary was the best.
Outlook
Central banks around the globe have engaged in a concurrent, unprecedented effort to keep interest rates low in hopes of boosting economic activity. As a result, risky assets have appeared more attractive to investors and benefited from an expansion in earnings multiples over the last several years. Although valuations are far from extreme levels, they are well above historical long-term averages, making markets more vulnerable to shocks from some of the negative catalysts currently in the global economy. These include continued economic deceleration in China — a scenario that began to unfold in the third quarter of 2015.
We are worried that concurrent quantitative easing (QE) across multiple global economies could be less potent than that implemented in the U.S. after the financial crisis if these efforts effectively cancel each other out. Market enthusiasm for global QE may wane if robust economic recovery doesn’t follow, hindered by underlying structural economic and fiscal challenges in many economies, including Europe and Japan.

6 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	20.3%
Consumer Staples	8.4%
Energy	2.0%
Financials	5.1%
Health Care	18.6%
Industrials	9.4%
Information Technology	32.5%
Materials	2.6%
Short-Term Investments	0.3%
Telecommunication Services	0.2%
Utilities	0.6%
Total	100%

In our view, the probability of a hard economic landing for China is increasing. If this process occurs in a disorderly fashion, it may have a significant negative impact on both market sentiment and the global economy since China is the world’s second-largest economy and has a meaningful impact on corporate earnings streams globally.
We believe the U.S. economy can continue to grow, although the tough first quarter of 2015 caused by severe weather will have a negative impact on growth numbers for the year. The positive impact of lower oil prices should provide additional support to the economy. Despite our positive outlook on the U.S. economy in the medium-to-long run, we continue to be concerned about potential market jitters in the short term given recent data indicating softness globally. Large-cap stocks with relatively high percentages of profits exposed to foreign markets will most likely be more volatile in the next 12-month period as European and Asian economies continue to work through challenging growth environments, soft demand, and the impacts of a high dollar.
Dale R. Stout, CFA
Calvert Investment Management, Inc.
October 2015

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
SINCE INCEPTION 6/19/2015
Class A	-7.25%
Class C	-7.45%
Class I	-7.15%
Class Y	-7.20%
Calvert U.S. Large Cap Growth Responsible Index	-7.19%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
Apple, Inc.	6.3%
Alphabet, Inc.	4.7%
Facebook, Inc., Class A	2.8%
Amazon.com, Inc.	2.7%
Gilead Sciences, Inc.	2.0%
Microsoft Corp.	1.9%
Home Depot, Inc. (The)	1.9%
Visa, Inc., Class A	1.9%
Johnson & Johnson	1.7%
Walt Disney Co. (The)	1.5%
Total	27.4%

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 7

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	Since Inception (6/19/2015)
Class A (with max. load)	CGJAX	-11.67%
Class C (with max. load)	CGJCX	-8.38%
Class I	CGJIX	-7.15%
Class Y	CGJYX	-7.20%
Calvert U.S. Large Cap Growth Responsible Index		-7.19%
Lipper Large-Cap Growth Funds Average		NA

All performance data shown in the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.71%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

8 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund’s investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
The Fund charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/15	ENDING ACCOUNT VALUE 9/30/15	EXPENSES PAID DURING PERIOD* 4/1/15 - 9/30/15
Class A
Actual	0.57%	$1,000.00	$927.50	$2.75
Hypothetical (5% return per year before expenses)	0.57%	$1,000.00	$1,022.21	$2.89
Class C
Actual	1.32%	$1,000.00	$925.50	$6.37
Hypothetical (5% return per year before expenses)	1.32%	$1,000.00	$1,018.45	$6.68
Class I
Actual	0.22%	$1,000.00	$928.50	$1.06
Hypothetical (5% return per year before expenses)	0.22%	$1,000.00	$1,023.97	$1.12
Class Y
Actual	0.32%	$1,000.00	$928.00	$1.55
Hypothetical (5% return per year before expenses)	0.32%	$1,000.00	$1,023.46	$1.62

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal period.

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of The Calvert Responsible Index Series, Inc. and Shareholders of Calvert U.S. Large Cap Growth Responsible Index Fund:
We have audited the accompanying statement of net assets of the Calvert U.S. Large Cap Growth Responsible Index Fund (the “Fund”), a series of The Calvert Responsible Index Series, Inc. (formerly, Calvert Social Index Series, Inc.), as of September 30, 2015, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from June 19, 2015 (Inception Date) through September 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert U.S. Large Cap Growth Responsible Index Fund as of September 30, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period from June 19, 2015 (Inception Date) through September 30, 2015, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 25, 2015

10 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 2015

	SHARES	VALUE ($)
EQUITY SECURITIES - 97.9%
Aerospace & Defense - 0.6%
B/E Aerospace, Inc.	48	2,107
Hexcel Corp.	101	4,531
Precision Castparts Corp.	73	16,769
Rockwell Collins, Inc.	76	6,220
Spirit AeroSystems Holdings, Inc., Class A *	65	3,142
TransDigm Group, Inc. *	23	4,885
		37,654

Air Freight & Logistics - 1.0%
C.H. Robinson Worldwide, Inc.	70	4,745
Expeditors International of Washington, Inc.	108	5,081
United Parcel Service, Inc., Class B	491	48,457
		58,283

Airlines - 1.0%
Alaska Air Group, Inc.	76	6,038
Delta Air Lines, Inc.	414	18,576
JetBlue Airways Corp. *	271	6,984
Southwest Airlines Co.	590	22,444
Spirit Airlines, Inc. *	67	3,169
		57,211

Auto Components - 0.3%
Autoliv, Inc.	20	2,180
BorgWarner, Inc.	82	3,410
Delphi Automotive plc	141	10,722
Gentex Corp.	113	1,751
Lear Corp.	20	2,176
		20,239

Automobiles - 0.3%
Harley-Davidson, Inc.	50	2,745
Tesla Motors, Inc. *	49	12,172
		14,917

Banks - 0.4%
Bank of the Ozarks, Inc.	60	2,626
City National Corp.	23	2,025
East West Bancorp, Inc.	49	1,883

	SHARES	VALUE ($)
First Republic Bank	63	3,954
Investors Bancorp, Inc.	141	1,740
Popular, Inc.	37	1,118
Signature Bank *	36	4,952
SVB Financial Group *	27	3,120
		21,418

Beverages - 2.3%
Coca-Cola Co. (The)	1,533	61,504
Coca-Cola Enterprises, Inc.	65	3,143
Dr Pepper Snapple Group, Inc.	96	7,589
PepsiCo, Inc.	625	58,937
		131,173

Biotechnology - 7.9%
AbbVie, Inc.	967	52,614
Agios Pharmaceuticals, Inc. *	15	1,059
Alexion Pharmaceuticals, Inc. *	166	25,961
Alnylam Pharmaceuticals, Inc. *	40	3,214
Amgen, Inc.	415	57,403
Biogen, Inc. *	179	52,234
BioMarin Pharmaceutical, Inc. *	103	10,848
Celgene Corp. *	725	78,423
Cepheid *	51	2,305
Gilead Sciences, Inc.	1,174	115,275
Incyte Corp. *	150	16,550
Intercept Pharmaceuticals, Inc. *	14	2,322
Intrexon Corp. *	51	1,622
Isis Pharmaceuticals, Inc. *	84	3,395
Medivation, Inc. *	78	3,315
Puma Biotechnology, Inc. *	20	1,507
Regeneron Pharmaceuticals, Inc. *	65	30,234
Seattle Genetics, Inc. *	83	3,201
		461,482

Building Products - 0.4%
Allegion plc	100	5,766
Armstrong World Industries, Inc. *	30	1,432
Lennox International, Inc.	41	4,647
Masco Corp.	327	8,234
USG Corp. *	63	1,677
		21,756

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 11

	SHARES	VALUE ($)
Capital Markets - 2.1%
Ameriprise Financial, Inc.	84	9,167
BlackRock, Inc.	65	19,336
Charles Schwab Corp. (The)	1,022	29,188
E*Trade Financial Corp. *	138	3,634
Eaton Vance Corp.	61	2,039
Franklin Resources, Inc.	165	6,148
Interactive Brokers Group, Inc., Class A	190	7,499
Invesco Ltd.	194	6,059
Legg Mason, Inc.	129	5,368
LPL Financial Holdings, Inc.	33	1,312
Northern Trust Corp.	120	8,179
NorthStar Asset Management Group, Inc.	227	3,260
Raymond James Financial, Inc.	51	2,531
SEI Investments Co.	137	6,607
T. Rowe Price Group, Inc.	133	9,243
		119,570

Chemicals - 2.1%
Air Products & Chemicals, Inc.	81	10,334
Axalta Coating Systems Ltd. *	47	1,191
Cytec Industries, Inc.	48	3,545
E. I. du Pont de Nemours & Co.	209	10,074
Ecolab, Inc.	219	24,029
International Flavors & Fragrances, Inc.	38	3,924
LyondellBasell Industries NV, Class A	98	8,169
NewMarket Corp.	7	2,499
Platform Specialty Products Corp. *	182	2,302
PPG Industries, Inc.	132	11,575
Praxair, Inc.	101	10,288
Sensient Technologies Corp.	14	858
Sherwin-Williams Co. (The)	65	14,481
Sigma-Aldrich Corp.	82	11,391
Valspar Corp. (The)	25	1,797
WR Grace & Co. *	39	3,629
		120,086

Commercial Services & Supplies - 0.5%
ADT Corp. (The)	51	1,525
Cintas Corp.	65	5,574
Clean Harbors, Inc. *	20	879
Covanta Holding Corp.	77	1,344
KAR Auction Services, Inc.	78	2,769

	SHARES	VALUE ($)
Tyco International plc	198	6,625
Waste Connections, Inc.	66	3,206
Waste Management, Inc.	150	7,471
		29,393
Communications Equipment - 2.0%
Arista Networks, Inc. *	21	1,285
ARRIS Group, Inc. *	72	1,870
Brocade Communications Systems, Inc.	156	1,619
Cisco Systems, Inc.	1,268	33,285
CommScope Holding Co., Inc. *	37	1,111
F5 Networks, Inc. *	46	5,327
Harris Corp.	37	2,707
Juniper Networks, Inc.	161	4,139
Motorola Solutions, Inc.	59	4,034
QUALCOMM, Inc.	1,053	56,578
ViaSat, Inc. *	26	1,671
Viavi Solutions, Inc. *	113	607
		114,233

Construction & Engineering - 0.0%
Quanta Services, Inc. *	80	1,937

Consumer Finance - 0.6%
American Express Co.	411	30,468
Credit Acceptance Corp. *	13	2,559
LendingClub Corp. *	141	1,865
Springleaf Holdings, Inc. *	61	2,667
		37,559

Containers & Packaging - 0.5%
AptarGroup, Inc.	15	989
Avery Dennison Corp.	25	1,414
Ball Corp.	45	2,799
Berry Plastics Group, Inc. *	41	1,233
Crown Holdings, Inc. *	46	2,105
Graphic Packaging Holding Co.	88	1,126
Packaging Corp. of America	49	2,948
Sealed Air Corp.	165	7,735
Silgan Holdings, Inc.	8	416
WestRock Co.	126	6,481
		27,246
Distributors - 0.2%
Genuine Parts Co.	38	3,150
LKQ Corp. *	206	5,842
		8,992

12 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
Diversified Consumer Services - 0.1%
Graham Holdings Co., Class B	4	2,308
Houghton Mifflin Harcourt Co. *	40	812
ServiceMaster Global Holdings, Inc. *	38	1,275
		4,395

Diversified Financial Services - 0.6%
CBOE Holdings, Inc.	90	6,037
Moody’s Corp.	207	20,327
MSCI, Inc.	110	6,541
		32,905

Diversified Telecommunication Services - 0.1%
Level 3 Communications, Inc. *	96	4,194
Zayo Group Holdings, Inc. *	153	3,880
		8,074

Electric Utilities - 0.1%
ITC Holdings Corp.	221	7,368

Electrical Equipment - 0.7%
Acuity Brands, Inc.	41	7,199
AMETEK, Inc.	157	8,214
Emerson Electric Co.	214	9,452
EnerSys	13	697
Generac Holdings, Inc. *	35	1,053
Hubbell, Inc., Class B	24	2,039
Rockwell Automation, Inc.	71	7,204
SolarCity Corp. *	75	3,203
		39,061

Electronic Equipment & Instruments - 0.5%
Amphenol Corp., Class A	157	8,001
Belden, Inc.	16	747
Corning, Inc.	273	4,674
FEI Co.	13	949
FLIR Systems, Inc.	35	980
Keysight Technologies, Inc. *	105	3,238
TE Connectivity Ltd.	125	7,486
Trimble Navigation Ltd. *	88	1,445
Zebra Technologies Corp., Class A *	26	1,990
		29,510

	SHARES	VALUE ($)
Energy Equipment & Services - 1.3%
Cameron International Corp. *	374	22,934
Core Laboratories NV	223	22,255
FMC Technologies, Inc. *	740	22,940
Oceaneering International, Inc.	240	9,427
		77,556

Food & Staples Retailing - 1.9%
CVS Health Corp.	608	58,660
Kroger Co. (The)	317	11,434
PriceSmart, Inc.	11	851
Sprouts Farmers Market, Inc. *	113	2,384
United Natural Foods, Inc. *	19	922
Walgreens Boots Alliance, Inc.	386	32,077
Whole Foods Market, Inc.	210	6,646
		112,974

Food Products - 2.5%
Campbell Soup Co.	82	4,156
Flowers Foods, Inc.	96	2,375
General Mills, Inc.	220	12,349
Hain Celestial Group, Inc. (The) *	93	4,799
Hershey Co. (The)	141	12,955
Hormel Foods Corp.	78	4,938
J. M. Smucker Co. (The)	39	4,450
Keurig Green Mountain, Inc.	70	3,650
Kraft Heinz Co. (The)	668	47,147
McCormick & Co., Inc.	55	4,520
Mead Johnson Nutrition Co.	171	12,038
Mondelez International, Inc., Class A	502	21,019
Pinnacle Foods, Inc.	47	1,968
TreeHouse Foods, Inc. *	12	933
WhiteWave Foods Co. (The) *	158	6,344
		143,641

Health Care Equipment & Supplies - 2.0%
Abbott Laboratories	558	22,443
Align Technology, Inc. *	61	3,462
Becton Dickinson and Co.	107	14,194
Boston Scientific Corp. *	593	9,731
Cooper Co.’s, Inc. (The)	37	5,508
DENTSPLY International, Inc.	65	3,287
DexCom, Inc. *	67	5,753
Edwards Lifesciences Corp. *	94	13,364
Hill-Rom Holdings, Inc.	29	1,508

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
Hologic, Inc. *	176	6,887
IDEXX Laboratories, Inc. *	70	5,197
ResMed, Inc.	73	3,720
Sirona Dental Systems, Inc. *	46	4,294
St. Jude Medical, Inc.	120	7,571
STERIS Corp.	26	1,689
Teleflex, Inc.	15	1,863
Varian Medical Systems, Inc. *	82	6,050
West Pharmaceutical Services, Inc.	35	1,894
		118,415

Health Care Providers & Services - 2.1%
Acadia Healthcare Co., Inc. *	55	3,645
AmerisourceBergen Corp.	89	8,454
Brookdale Senior Living, Inc. *	70	1,607
Centene Corp. *	92	4,989
Cigna Corp.	135	18,228
Envision Healthcare Holdings, Inc. *	156	5,739
HCA Holdings, Inc. *	208	16,091
Health Net, Inc. *	26	1,566
HealthSouth Corp.	38	1,458
Henry Schein, Inc. *	42	5,574
Humana, Inc.	57	10,203
Laboratory Corporation of America Holdings *	43	4,664
LifePoint Health, Inc. *	15	1,063
McKesson Corp.	70	12,952
Mednax, Inc. *	78	5,990
Molina Healthcare, Inc. *	36	2,479
Patterson Co.’s, Inc.	36	1,557
Premier, Inc., Class A *	111	3,815
Quest Diagnostics, Inc.	38	2,336
Team Health Holdings, Inc. *	57	3,080
VCA, Inc. *	68	3,580
WellCare Health Plans, Inc. *	16	1,379
		120,449

Health Care Technology - 0.4%
athenahealth, Inc. *	11	1,467
Cerner Corp. *	269	16,129
Inovalon Holdings, Inc., Class A *	129	2,687
Veeva Systems, Inc., Class A *	118	2,762
		23,045

	SHARES	VALUE ($)
Hotels, Restaurants & Leisure - 2.6%
Aramark	54	1,601
Chipotle Mexican Grill, Inc. *	20	14,405
Domino’s Pizza, Inc.	25	2,698
Dunkin’ Brands Group, Inc.	40	1,960
Hilton Worldwide Holdings, Inc.	834	19,132
Hyatt Hotels Corp., Class A *	111	5,228
Marriott International, Inc., Class A	158	10,776
Norwegian Cruise Line Holdings Ltd. *	167	9,569
Panera Bread Co., Class A *	16	3,094
Royal Caribbean Cruises Ltd.	63	5,613
Starbucks Corp.	1,102	62,638
Starwood Hotels & Resorts Worldwide, Inc.	55	3,656
Vail Resorts, Inc.	28	2,931
Wendy’s Co. (The)	136	1,176
Wyndham Worldwide Corp.	55	3,954
		148,431

Household Durables - 0.4%
GoPro, Inc., Class A *	101	3,153
Jarden Corp. *	62	3,031
Leggett & Platt, Inc.	49	2,021
Mohawk Industries, Inc. *	52	9,453
Newell Rubbermaid, Inc.	101	4,011
Tempur Sealy International, Inc. *	29	2,071
		23,740

Household Products - 1.1%
Church & Dwight Co., Inc.	79	6,628
Clorox Co. (The)	62	7,163
Colgate-Palmolive Co.	529	33,570
Kimberly-Clark Corp.	138	15,048
		62,409

Independent Power and Renewable Electricity Producers - 0.1%
NRG Yield, Inc. Class A	464	5,174
TerraForm Power, Inc., Class A *	134	1,905
		7,079
Industrial Conglomerates - 1.6%
3M Co.	403	57,133
Carlisle Co.’s, Inc.	28	2,447
Danaher Corp.	378	32,209
		91,789

14 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
Insurance - 0.9%
Aon plc	185	16,393
Arthur J. Gallagher & Co.	75	3,096
Brown & Brown, Inc.	68	2,106
Cincinnati Financial Corp.	59	3,174
Markel Corp. *	8	6,415
Marsh & McLennan Co.’s, Inc.	321	16,763
White Mountains Insurance Group Ltd.	2	1,494
Willis Group Holdings plc	73	2,991
		52,432

Internet & Catalog Retail - 4.3%
Amazon.com, Inc. *	307	157,150
Expedia, Inc.	24	2,825
Groupon, Inc. *	93	303
Netflix, Inc. *	304	31,391
Priceline Group, Inc. (The) *	41	50,711
TripAdvisor, Inc. *	77	4,853
		247,233

Internet Software & Services - 8.8%
Akamai Technologies, Inc. *	110	7,597
Alphabet, Inc., Class A *	429	273,861
CoStar Group, Inc. *	22	3,807
eBay, Inc. *	764	18,672
Facebook, Inc., Class A *	1,788	160,741
HomeAway, Inc. *	56	1,486
IAC/InterActiveCorp	54	3,525
LinkedIn Corp., Class A *	48	9,126
Pandora Media, Inc. *	90	1,921
Rackspace Hosting, Inc. *	71	1,752
Twitter, Inc. *	260	7,005
VeriSign, Inc. *	54	3,810
Yahoo!, Inc. *	590	17,057
Zillow Group, Inc., Class A *	32	919
		511,279

IT Services - 5.6%
Accenture plc, Class A	260	25,548
Alliance Data Systems Corp. *	37	9,582
Amdocs Ltd.	57	3,242
Automatic Data Processing, Inc.	164	13,179
Broadridge Financial Solutions, Inc.	43	2,380
Cognizant Technology Solutions Corp., Class A *	410	25,670

	SHARES	VALUE ($)
CoreLogic, Inc. *	56	2,085
DST Systems, Inc.	22	2,313
EPAM Systems, Inc. *	29	2,161
Fidelity National Information Services, Inc.	89	5,970
Fiserv, Inc. *	153	13,251
FleetCor Technologies, Inc. *	56	7,707
Gartner, Inc. *	50	4,197
Genpact Ltd. *	111	2,621
Global Payments, Inc.	37	4,245
Jack Henry & Associates, Inc.	45	3,133
MasterCard, Inc., Class A	693	62,453
MAXIMUS, Inc.	36	2,144
Paychex, Inc.	123	5,859
Syntel, Inc. *	24	1,087
Teradata Corp. *	46	1,332
Total System Services, Inc.	107	4,861
Vantiv, Inc., Class A *	125	5,615
Visa, Inc., Class A	1,560	108,670
Western Union Co. (The)	79	1,450
WEX, Inc. *	23	1,997
		322,752

Leisure Products - 0.2%
Brunswick Corp.	33	1,581
Hasbro, Inc.	36	2,597
Polaris Industries, Inc.	45	5,394
		9,572

Life Sciences - Tools & Services - 1.4%
Bio-Rad Laboratories, Inc., Class A *	20	2,686
Bio-Techne Corp.	28	2,589
Bruker Corp. *	59	969
Illumina, Inc. *	120	21,098
Mettler-Toledo International, Inc. *	21	5,980
PAREXEL International Corp. *	43	2,663
PerkinElmer, Inc.	86	3,953
Quintiles Transnational Holdings, Inc. *	74	5,148
Thermo Fisher Scientific, Inc.	243	29,714
VWR Corp. *	16	411
Waters Corp. *	74	8,747
		83,958

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
Machinery - 1.6%
Allison Transmission Holdings, Inc.	189	5,044
Crane Co.	21	979
Cummins, Inc.	54	5,863
Flowserve Corp.	55	2,263
Graco, Inc.	37	2,480
IDEX Corp.	42	2,995
Illinois Tool Works, Inc.	199	16,380
Ingersoll-Rand plc	144	7,311
Middleby Corp. (The) *	63	6,627
Nordson Corp.	51	3,210
Parker-Hannifin Corp.	42	4,086
Pentair plc	95	4,849
Snap-on, Inc.	39	5,887
Stanley Black & Decker, Inc.	54	5,237
WABCO Holdings, Inc. *	57	5,975
Wabtec Corp.	99	8,717
Woodward, Inc.	30	1,221
Xylem, Inc.	74	2,431
		91,555

Media - 5.2%
AMC Networks, Inc., Class A *	45	3,293
Cablevision Systems Corp., Class A	112	3,637
CBS Corp., Class B	244	9,736
Charter Communications, Inc., Class A *	24	4,220
Cinemark Holdings, Inc.	31	1,007
Clear Channel Outdoor Holdings, Inc., Class A *	111	791
Comcast Corp., Class A	968	55,060
DISH Network Corp., Class A *	218	12,718
John Wiley & Sons, Inc., Class A	8	400
Liberty Broadband Corp., Class A *	36	1,852
Liberty Global plc, Class A *	231	9,919
Liberty Media Corp., Class A *	171	6,108
Lions Gate Entertainment Corp.	56	2,061
Live Nation Entertainment, Inc. *	118	2,837
Morningstar, Inc.	12	963
MSG Networks, Inc. *	51	3,679
Omnicom Group, Inc.	66	4,349
Scripps Networks Interactive, Inc., Class A	61	3,001
Sinclair Broadcast Group, Inc., Class A	47	1,190
Sirius XM Holdings, Inc. *	1,875	7,012
Starz, Class A *	78	2,913
Time Warner Cable, Inc.	130	23,318

	SHARES	VALUE ($)
Time Warner, Inc.	329	22,619
Twenty-First Century Fox, Inc., Class A	995	26,845
Viacom, Inc., Class B	111	4,790
Walt Disney Co. (The)	870	88,914
		303,232

Metals & Mining - 0.0%
Compass Minerals International, Inc.	10	784

Multi-Utilities - 0.1%
Sempra Energy	79	7,641

Multiline Retail - 0.6%
Burlington Stores, Inc. *	34	1,735
Dillard’s, Inc., Class A	14	1,224
Dollar General Corp.	139	10,069
Dollar Tree, Inc. *	183	12,199
Macy’s, Inc.	82	4,208
Nordstrom, Inc.	44	3,155
Sears Holdings Corp. *	29	656
		33,246

Oil, Gas & Consumable Fuels - 0.6%
Cheniere Energy, Inc. *	456	22,025
Teekay Corp.	426	12,626
		34,651

Personal Products - 0.5%
Coty, Inc., Class A	164	4,438
Estee Lauder Co.’s, Inc. (The), Class A	328	26,463
		30,901

Pharmaceuticals - 4.3%
Bristol-Myers Squibb Co.	754	44,637
Catalent, Inc. *	112	2,722
Eli Lilly & Co.	363	30,379
Johnson & Johnson	1,031	96,244
Merck & Co., Inc.	989	48,847
Perrigo Co. plc	70	11,009
Zoetis, Inc.	457	18,819
		252,657

16 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
Professional Services - 1.0%
Dun & Bradstreet Corp. (The)	18	1,890
Equifax, Inc.	124	12,050
IHS, Inc., Class A *	64	7,424
Nielsen Holdings plc	283	12,585
Robert Half International, Inc.	142	7,265
Towers Watson & Co., Class A	40	4,695
Verisk Analytics, Inc., Class A *	159	11,752
		57,661

Real Estate Management & Development - 0.5%
CBRE Group, Inc., Class A *	373	11,936
Howard Hughes Corp. (The) *	46	5,278
Jones Lang LaSalle, Inc.	50	7,189
Realogy Holdings Corp. *	80	3,010
		27,413

Road & Rail - 0.4%
AMERCO	4	1,574
Avis Budget Group, Inc. *	32	1,398
Genesee & Wyoming, Inc., Class A *	32	1,891
Hertz Global Holdings, Inc. *	181	3,028
JB Hunt Transport Services, Inc.	83	5,926
Kansas City Southern	53	4,817
Landstar System, Inc.	20	1,269
Old Dominion Freight Line, Inc. *	73	4,453
		24,356

Semiconductors & Semiconductor Equipment - 2.3%
Altera Corp.	107	5,359
Analog Devices, Inc.	118	6,656
Applied Materials, Inc.	371	5,450
Atmel Corp.	260	2,098
Broadcom Corp., Class A	389	20,006
Cree, Inc. *	26	630
Freescale Semiconductor Ltd. *	66	2,414
Integrated Device Technology, Inc. *	88	1,786
Intel Corp.	1,044	31,466
Lam Research Corp.	92	6,010
Linear Technology Corp.	97	3,914
Maxim Integrated Products, Inc.	71	2,372
Microchip Technology, Inc.	91	3,921
NVIDIA Corp.	271	6,680
ON Semiconductor Corp. *	282	2,651
Skyworks Solutions, Inc.	125	10,526

	SHARES	VALUE ($)
SunEdison, Inc. *	192	1,379
Texas Instruments, Inc.	350	17,332
Xilinx, Inc.	76	3,223
		133,873
Software - 6.0%
Activision Blizzard, Inc.	203	6,271
Adobe Systems, Inc. *	290	23,844
ANSYS, Inc. *	51	4,495
Aspen Technology, Inc. *	40	1,516
Autodesk, Inc. *	146	6,444
Cadence Design Systems, Inc. *	183	3,784
CDK Global, Inc.	100	4,778
Check Point Software Technologies Ltd. *	97	7,695
Citrix Systems, Inc. *	98	6,789
Electronic Arts, Inc. *	205	13,889
FactSet Research Systems, Inc.	22	3,516
FireEye, Inc. *	97	3,087
Fortinet, Inc. *	93	3,951
Guidewire Software, Inc. *	14	736
Intuit, Inc.	91	8,076
Manhattan Associates, Inc. *	35	2,180
Microsoft Corp.	2,521	111,579
NetSuite, Inc. *	32	2,685
Oracle Corp.	1,284	46,378
PTC, Inc. *	68	2,158
Qlik Technologies, Inc. *	26	948
Red Hat, Inc. *	109	7,835
Salesforce.com, Inc. *	357	24,787
ServiceNow, Inc. *	56	3,889
SolarWinds, Inc. *	40	1,570
Solera Holdings, Inc.	39	2,106
Splunk, Inc. *	73	4,041
SS&C Technologies Holdings, Inc.	51	3,572
Synopsys, Inc. *	92	4,249
Tableau Software, Inc., Class A *	27	2,154
Tyler Technologies, Inc. *	19	2,837
Ultimate Software Group, Inc. (The) *	17	3,043
Verint Systems, Inc. *	37	1,597
VMware, Inc., Class A *	198	15,600
Workday, Inc., Class A *	119	8,194
		350,273

Specialty Retail - 3.6%
Advance Auto Parts, Inc.	34	6,444
AutoNation, Inc. *	21	1,222
Bed Bath & Beyond, Inc. *	73	4,162

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 17

	SHARES	VALUE ($)
CarMax, Inc. *	102	6,051
Foot Locker, Inc.	62	4,462
Gap, Inc. (The)	79	2,252
Home Depot, Inc. (The)	954	110,177
O’Reilly Automotive, Inc. *	78	19,500
Ross Stores, Inc.	296	14,347
Sally Beauty Holdings, Inc. *	105	2,494
Tiffany & Co.	40	3,089
TJX Co.’s, Inc. (The)	495	35,353
Williams-Sonoma, Inc.	35	2,672
		212,225

Technology Hardware, Storage & Peripherals - 6.7%
Apple, Inc.	3,324	366,637
EMC Corp.	599	14,472
SanDisk Corp.	55	2,988
Seagate Technology plc	56	2,509
Western Digital Corp.	55	4,369
		390,975

Textiles, Apparel & Luxury Goods - 2.3%
Carter’s, Inc.	38	3,444
Columbia Sportswear Co.	17	999
Fossil Group, Inc. *	10	559
Hanesbrands, Inc.	313	9,058
lululemon athletica, Inc. *	56	2,836
Michael Kors Holdings Ltd. *	156	6,589
NIKE, Inc., Class B	642	78,947
Skechers U.S.A., Inc., Class A *	32	4,291
Under Armour, Inc., Class A *	155	15,001
VF Corp.	169	11,528
Wolverine World Wide, Inc.	40	866
		134,118

Thrifts & Mortgage Finance - 0.0%
TFS Financial Corp.	79	1,363
See notes to financial statements.

	SHARES	VALUE ($)
Trading Companies & Distributors - 0.4%
Air Lease Corp.	90	2,783
Fastenal Co.	190	6,956
HD Supply Holdings, Inc. *	164	4,694
United Rentals, Inc. *	60	3,603
W.W. Grainger, Inc.	35	7,525
		25,561

Water Utilities - 0.2%
American Water Works Co., Inc.	136	7,491
Aqua America, Inc.	200	5,294
		12,785

Wireless Telecommunication Services - 0.1%
SBA Communications Corp., Class A *	40	4,190

Total Equity Securities (Cost $6,133,183)		5,690,676

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 0.3%
State Street Bank Time Deposit, 0.088%, 10/1/15	15,265	15,265
Total Time Deposit (Cost $15,265)		15,265

TOTAL INVESTMENTS (Cost $6,148,448) - 98.2%		5,705,941
Other assets and liabilities, net - 1.8%		104,522
NET ASSETS - 100.0%		$5,810,463

18 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock,with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 113,199 shares outstanding	$2,249,451
Class C: 7,817 shares outstanding	153,903
Class I: 105,790 shares outstanding	2,117,300
Class Y: 86,264 shares outstanding	1,721,500
Undistributed net investment income	11,749
Accumulated net realized gain (loss)	(933)
Net unrealized appreciation (depreciation)	(442,507)

NET ASSETS	$5,810,463

NET ASSET VALUE PER SHARE
Class A (based on net assets of $2,099,955)	$18.55
Class C (based on net assets of $144,701)	$18.51
Class I (based on net assets of $1,964,408)	$18.57
Class Y (based on net assets of $1,601,399)	$18.56

NOTES TO STATEMENT OF NET ASSETS
*	Non-income producing security.
Abbreviations:
Ltd.:	Limited
plc:	Public Limited Company

See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 19

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 2015#

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $18)	$17,613
Interest income	9
Total investment income	17,622

Expenses:
Investment advisory fee	2,238
Transfer agency fees and expenses	25,872
Distribution Plan expenses:
Class A	1,373
Class C	303
Directors’ fees and expenses	212
Accounting fees	2,133
Custodian fees	17,505
Professional fees	22,002
Registration fees	51,506
Reports to shareholders	1,933
Miscellaneous	11,960
Total expenses	137,037
Reimbursement from Advisor:
Class A	(39,163)
Class C	(19,943)
Class I	(40,061)
Class Y	(31,997)
Net expenses	5,873

NET INVESTMENT INCOME	11,749

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	(933)

Change in unrealized appreciation (depreciation)	(442,507)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(443,440)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($431,691)

#	From June 19, 2015 inception.

See notes to financial statements.

20 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	PERIOD ENDED SEPTEMBER 30, 2015#
Operations:
Net investment income	$11,749
Net realized gain (loss)	(933)
Change in unrealized appreciation (depreciation)	(442,507)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(431,691)

Capital share transactions:
Shares sold:
Class A shares	2,249,451
Class C shares	153,903
Class I shares	2,127,300
Class Y shares	1,721,500
Shares redeemed:
Class I shares	(10,000)
Total capital share transactions	6,242,154

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,810,463

NET ASSETS
Beginning of period	—
End of period (including undistributed net investment income of $11,749)	$5,810,463
CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	113,199
Class C shares	7,817
Class I shares	106,324
Class Y shares	86,264
Shares redeemed:
Class I shares	(534)
Total capital share activity	313,070

# From June 19, 2015 inception.

See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 21

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert U.S. Large Cap Growth Responsible Index (the “Fund”), a series of The Calvert Responsible Index Series, Inc. (formerly Calvert Social Index Series, Inc.), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert Responsible Index Series, Inc. is comprised of three separate series. The operations of each series are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund commenced operations on June 19, 2015. The Fund currently offers four classes of shares of beneficial interest - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have a higher expense ratio than Class A shares. Class I shares require a minimum account balance of $100,000. The $100,000 minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are

22 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At September 30, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENT IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity Securities*	$5,690,676	$—	$—	$5,690,676
Time Deposit	—	15,265	—	15,265
TOTAL	$5,690,676	$15,265	$—	$5,705,941

*	For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
There were no transfers between levels during the year.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 23

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .15%, of the Fund’s average daily net assets. Under the terms of the agreement, $703 was payable at period end.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2017. The contractual expense caps are .57%, 1.32%, .22%, and .32% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $34,029 was receivable at period end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $533 was payable at period end.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $34 for the period ended September 30, 2015. Under the terms of the agreement, $3 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
CID received $589 as its portion of commissions charged on sales of the Fund’s Class A shares for the period ended September 30, 2015.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 ($10,000 for Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. As of September 30, 2015, approximately $3,277 was deferred under the Plan. Directors’ fees are allocated to each of the funds served.

24 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $6,326,254 and $134,795, respectively.
As of September 30, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$103,099
Unrealized (depreciation)	(550,843)
Net unrealized appreciation (depreciation)	($447,744)

Undistributed ordinary income	$16,053
Undistributed long-term capital gain	$—

Federal income tax cost of investments	$6,153,685
The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales.
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no borrowings under the agreement during the period ended September 30, 2015.
NOTE E — SUBSEQUENT EVENTS
At a special meeting of the Fund’s Board of Directors (the “Board”) held on November 24, 2015, the Board approved the recommendation made by Calvert Investment Administrative Services, Inc. (“CIAS”) to standardize and rationalize the administrative fee payable by the Calvert Funds at 12 basis points for all series and all share classes of the Calvert Funds.  The change is being implemented in two phases.  First, CIAS will voluntarily waive the amount of the existing administrative fee above 12 basis points for the period from December 1, 2015 through January 31, 2016.  Second, CIAS and the Fund have entered into an Amended and Restated Administrative Services Agreement that will establish a 12 basis point administrative fee for all classes of the Fund commencing on February 1, 2016.  In the case of any series or share class that currently pays an administrative fee to CIAS that is less than 12 basis points, CIAS has contractually agreed to waive the difference between that lower administrative fee and the 12 basis point fee until January 31, 2018.
In preparing the financial statements as of September 30, 2015, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 25

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS A SHARES	September 30, 2015 (z)#
Net asset value, beginning	$20.00
Income from investment operations:
Net investment income	.03
Net realized and unrealized gain (loss)	(1.48)
Total from investment operations	(1.45)
Total increase (decrease) in net asset value	(1.45)
Net asset value, ending	$18.55
Total return*	(7.25%)
Ratios to average net assets: A
Net investment income	.60%(a)
Total expenses	7.70%(a)
Expenses before offsets	.57%(a)
Net expenses	.57%(a)
Portfolio turnover	3%
Net assets, ending (in thousands)	$2,100

# From June 19, 2015 inception.
(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)	Annualized.
See notes to financial statements.

26 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS C SHARES	September 30, 2015 (z)#
Net asset value, beginning	$20.00
Income from investment operations:
Net investment loss	(.01)
Net realized and unrealized gain (loss)	(1.48)
Total from investment operations	(1.49)
Total increase (decrease) in net asset value	(1.49)
Net asset value, ending	$18.51
Total return*	(7.45%)
Ratios to average net assets: A
Net investment loss	(.17%)(a)
Total expenses	67.14%(a)
Expenses before offsets	1.32%(a)
Net expenses	1.32%(a)
Portfolio turnover	3%
Net assets, ending (in thousands)	$145

# From June 19, 2015 inception.
(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a)	Annualized.
See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 27

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS I SHARES	September 30, 2015 (z)#
Net asset value, beginning	$20.00
Income from investment operations:
Net investment income	.05
Net realized and unrealized gain (loss)	(1.48)
Total from investment operations	(1.43)
Total increase (decrease) in net asset value	(1.43)
Net asset value, ending	$18.57
Total return*	(7.15%)
Ratios to average net assets: A
Net investment income	.95%(a)
Total expenses	7.16%(a)
Expenses before offsets	.22%(a)
Net expenses	.22%(a)
Portfolio turnover	3%
Net assets, ending (in thousands)	$1,964

#	From June 19, 2015 inception.
(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.
See notes to financial statements.

28 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS Y SHARES	September 30, 2015 (z)#
Net asset value, beginning	$20.00
Income from investment operations:
Net investment income	.05
Net realized and unrealized gain (loss)	(1.49)
Total from investment operations	(1.44)
Total increase (decrease) in net asset value	(1.44)
Net asset value, ending	$18.56
Total return*	(7.20%)
Ratios to average net assets: A
Net investment income	.90%(a)
Total expenses	9.87%(a)
Expenses before offsets	.32%(a)
Net expenses	.32%(a)
Portfolio turnover	3%
Net assets, ending (in thousands)	$1,601

# From June 19, 2015 inception.
(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.
See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 29

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a

30 calvert.com CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on March 3, 2015, the Board of Directors (the “Board”), and by a separate vote, the disinterested Directors, voted to approve an amendment to the Investment Advisory Agreement (“Advisory Agreement”) between Calvert Social Index Series, Inc. (now known as Calvert Responsible Index Series, Inc.) and the Advisor, that would add the Calvert U.S. Large Cap Growth Responsible Index Fund (the “Fund”) to the Advisory Agreement.
In evaluating the Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. At meetings held on February 10, 2015 and March 3, 2015, the disinterested Directors reviewed materials provided by the Advisor regarding various services to be provided to the Fund by the Advisor and its affiliates.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the amendment to the Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the amendment to the Advisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel who would be providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s proposed advisory fee; comparative fee and expense information for the Fund and performance information for a comparable index fund managed by the Advisor; the anticipated profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, to be derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s projected growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Advisory Agreement, the Board took into account information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure.
The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board of Directors’ familiarity with management through Board of Directors’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Board considered the Advisor’s proposed management style and the performance of the Calvert Social Index Fund (now known as the Calvert U.S. Large Cap Core Responsible Index Fund), which is designed to track the Calvert Social Index (now known as the Calvert U.S. Large Cap Core Responsible Index), a universe that measures the investment return of large-cap U.S. based companies that meet Calvert’s responsible investing criteria. The Board considered that the Fund will utilize the large-cap universe already defined by the Calvert Social Index to create an individual index of securities that embodies the investment principles the Advisor proposed to use in managing the Fund, as well as the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the responsible

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investing-related research and analysis to be provided by the Advisor to the Fund. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Advisor under the Advisory Agreement.
In considering the management style and investment strategies that the Advisor proposed to use in managing the Fund, the Board of Directors took into consideration the performance of the Calvert Social Index Fund (now known as the Calvert U.S. Large Cap Core Responsible Index Fund) and the Calvert Social Index, which would form the basis of the Fund’s investment universe. The Board noted that the Fund will employ a passive management strategy designed to track the performance of the Calvert U.S. Large Cap Growth Responsible Index (the “Index”), a newly-created index that measures the performance of those companies that meet the Advisor’s responsible investment principles and that are selected from the universe of companies included in the S-Network U.S. Large Cap 1000 Index. In addition, the Board took into consideration certain differences between how the Advisor proposes to manage the Fund and how it manages the Calvert Social Index Fund, as well as the impact these differences were expected to have on the Fund’s performance. Based upon its review, the Board concluded that the Advisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and strategies and that the Advisor’s proposed investment strategies were appropriate for pursuing the Fund’s investment objective.
In considering the Fund’s proposed fees and estimated expenses, the Board compared the Fund’s proposed fees and estimated total expense ratio with those of comparable funds. The Board noted that the Fund’s estimated total expenses for its Class A shares, which included advisory and administrative fees, were within the range of total expenses paid by certain comparable funds as selected by the Advisor, described in the materials provided to the Board. The Board took into account that the Advisor had contractually agreed to limit the Fund’s net annual operating expenses for a specified period of time following the commencement of the Fund’s operations. The Board also noted management’s discussion of the Fund’s estimated expenses and certain factors that affected the level of such expenses, including the projected size of the Fund. Based upon its review, the Board concluded that the proposed advisory fee was reasonable in view of the quality of services to be received by the Fund from the Advisor and the other factors considered.
In reviewing the anticipated profitability of the advisory fee to the Fund’s Advisor, the Board considered the fact that affiliates of the Advisor would be providing shareholder servicing, administrative and distribution services to the Fund for which they would receive compensation. The Board also took into account whether the Advisor had the financial wherewithal to provide services to the Fund. The Board noted that the Advisor had contractually agreed to limit the Fund’s net annual operating expenses for a specified period of time following the commencement of the Fund’s operations. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ anticipated level of profitability from their relationship with the Fund was reasonable.
The Board considered the effect of the Fund’s projected size and growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board also noted that if the Fund’s assets increased over time, the Fund might realize economies of scale if assets increased proportionally more than certain other expenses.
In approving the amendment to the Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the amendment to the Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Advisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and strategies; (c) the Advisor maintains appropriate compliance programs; (d) the Advisor’s proposed investment strategies are appropriate for pursuing the Fund’s investment objective; and (e) the Fund’s proposed advisory fee is reasonable in view of the quality of services to be received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that approval of the amendment to the Advisory Agreement would be in the best interests of the Fund and its shareholders.

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DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 66	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President of the national non-profit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	18	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 67	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	• None
JOHN G. GUFFEY, JR. AGE: 67	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 52	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since September 2013. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2013.	18	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 65	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	18	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 70	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	18	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 66	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	18	• None

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 33

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 67	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 55	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015) President and Director, Portfolio 21 Investments, Inc. (through October 2014) President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012) President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	38
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

34 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988 CSIF 2000 CRIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
VICKI L. BENJAMIN AGE: 54	Treasurer	2015	Executive Vice President and Chief Financial Officer of Calvert Investments, Inc. since March 2015. Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.
ROBERT D. BENSON, ESQ. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc. (2005-2010).

THOMAS DAILEY AGE: 51	Vice President	2004	Vice President of the Advisor and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 47	Vice President & Secretary	1996 CSIF 2000 CRIS 1996 CWVF 2000 Impact
Vice President, Acting Secretary and Acting General Counsel (Deputy General Counsel prior to 2015) of Calvert Investments, Inc. Prior to August 10, 2015, Ms. Duke was also Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Acting Chief Financial Officer (September 2014-March 2015) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

CATHERINE P. ROY AGE: 59	Vice President	2004	Senior Vice President of the Advisor and Chief Investment Officer – Fixed Income.
NATALIE A. TRUNOW AGE: 47	Vice President	2008	Senior Vice President of the Advisor and Chief Investment Officer – Equities.
*    Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.  Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.
The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT U.S. LARGE CAP GROWTH RESPONSIBLE INDEX FUND	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Global Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets EX-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.
Printed on recycled paper using soy inks.

Calvert U.S. Large Cap Value Responsible Index Fund

Annual Report September 30, 2015 E-Delivery Sign-Up — Details Inside

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Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
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Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President’s Letter
6	Portfolio Management Discussion
9	Understanding Your Fund’s Expenses
10	Report of Independent Registered Public Accounting Firm
11	Statement of Net Assets
20	Statement of Operations
21	Statement of Changes in Net Assets
22	Notes to Financial Statements
26	Financial Highlights
30	Explanation of Financial Tables
31	Proxy Voting
31	Availability of Quarterly Portfolio Holdings
31	Basis for Board’s Approval of Investment Advisory Contract
33	Director and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareholders,
Global economic growth is vital to the improvement of the lives of all people, especially so to those of the ultra-poor. However, how that growth is achieved is critical to the long-term health and sustainability of our collective societies. Business activity that does not show consideration for environmental and social impacts may have calamitous consequences, many of which we are witnessing now, including political and social unrest, unjust wealth distribution and diminished bio-diversity.
The returns of the markets (chart below) reflect the impact of the uncertainty created by a legacy of unsustainable development and the current lack of positive economic growth trends. The steep decline in the emerging market equities index (reflective of the flight of capital and currency weakness) is particularly impactful as these regions include some of the largest populations of individuals most in need of sustainable and inclusive economic development.

MARKET BENCHMARKS	Total Returns for the period ended 9/30/2015
	6 Months	Year-to-Date	1 Year	5 Year
S&P 500	-6.18%	-5.29%	-0.61%	13.34%
Russell 1000	-6.72%	-5.24%	-0.61%	13.42%
Russell 3000	-7.12%	-5.45%	-0.49%	13.28%
MSCI World ex USA	-9.88%	-6.32%	-9.73%	3.92%
MSCI Emerging Markets	-17.11%	-15.22%	-18.98%	-3.25%
Barclays U.S. Aggregate Bond	-0.47%	1.13%	2.94%	3.10%
Barclays Global Aggregate	-0.34%	-2.25%	-3.26%	0.81%
Returns for periods greater than one year have been annualized.
In an effort to mitigate this issue and foster the long term sustainability and justice of our global economic system, many of the world’s leaders participated with the United Nations (“UN”) to design and implement a 15-year plan to create the kind of economic development (http://www.calvert.com/media-relations/press-releases/calvert-ceo-participates-in-the-un-sustainable-development-summit) that should benefit the poorest people in the world, preserve opportunities for future generations, and provide stewardship to the environment. This effort, which kicked-off at the UN Summit earlier this month, involves bringing together private enterprise, governments, NGOs, development banks and people of all walks of life to achieve the “Sustainable Development Goals 2015” (SDGs). These goals include: eliminating extreme poverty, eliminating extreme hunger, fostering good health for all, promoting gender equality, and creating environmental sustainability and peace and stability throughout the world. The SDGs impact residents of every country in some manner, but no one more acutely than the denizens of the developing and emerging nations.
It was my privilege, as Calvert’s CEO, to be invited to the Summit, as one of 350 global leaders asked to participate in the development of this critical 15-year sustainability plan. During the course of this event, I announced that Calvert Investments would lead a project (http://www.calvert.com/perspective/social-impact/calvert-un-sustainable-development-goals) to map the Sustainable Development Goals to standards that companies can be measured by, and that investors may look to in order to

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understand which companies are helping to create sustainable, responsible growth. It is integral to the success and achievement of the goals, that the largest holders of capital, i.e., corporations, help drive these initiatives.
The crucial role that corporations now play in creating social and environmental outcomes was highlighted at the UN sessions by the presence of CEOs and sustainability officers from around the world, and the vital role of investors and the capital markets was reflected by our presence and contribution. In addition to representing your interests at the UN event, Calvert has contributed to the understanding of the role that corporations and investors play in driving social and environmental conditions through our most recent research, “The Role of the Corporation in Society”, available to you on our website, (see http://www.calvert.com/perspective/governance/calvert-serafeim-series-report).
Despite the fact that the past year has not brought the financial returns that you or I would have wished for as investors, I believe that when we look back on 2015 several years from now we are likely to see it as a transformative year in terms of our economic and social systems. Individuals and organizations of all types — corporate, government, NGO, religious — are coming together due to the realization that we need a more sustainable and just system to serve the needs of all stakeholders. As a shareholder of Calvert Funds, you are very much part of this mission, as together we are a leader and innovator in connecting capital to mission, with the dual purpose of driving competitive investment returns with just and sustainable economic progress.
On behalf of all of us at Calvert Investments, thank you for the confidence you have placed in our management of your funds and the ongoing privilege to serve you. We appreciate the opportunity to work with you as we strive to meet your financial needs while also helping to render the world a better place for all people.
Respectfully,
John Streur
October 2015

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Dale R. Stout, CFA Index Portfolio Manager and Senior Analyst
Performance
The Calvert U.S. Large Cap Value Responsible Index Fund Class A shares (at NAV) declined 10.75% since inception, June 19, 2015, through September 30, 2015. The Fund performed nearly in line with its benchmark, the Calvert U.S. Large Cap Value Responsible Index (the “Index”), which declined 10.74% for the period. The difference in returns was primarily the result of Fund expenses, which the Index does not incur.
Investment Process
The Fund seeks to track the performance of the Calvert U.S. Large Cap Value Responsible Index, which measures the investment return of value stocks of large U.S. companies.
The Calvert U.S. Large Cap Value Responsible Index Fund is managed using a passive investment strategy with the objective of matching the day-to-day investment performance of the Calvert U.S. Large Cap Value Responsible Index as closely as practicable. This is accomplished by investing in all, or virtually all, of the stocks in Calvert U.S. Large Cap Value Responsible Index and holding them in the same proportion. Variations in the Fund’s total return generally reflect the variation in the total return of the Index.
Calvert Investment Management launched the Calvert U.S. Large Cap Value Responsible Index on June 19, 2015 based on constituents from the Calvert U.S. Large Cap Core Responsible Index. The Calvert U.S. Large Cap Value Responsible Index Fund was launched at the same time. The Index reconstitutes semiannually and is rebalanced quarterly.
Using the constituents of U.S. Large Cap Core Responsible Index, the Calvert U.S. Large Cap Growth Responsible Index and the Calvert U.S. Large Cap Value Responsible Index are constructed so that when combined in equal parts, they will be approximately equivalent to U.S. Large Cap Core Responsible Index. Each constituent is ranked on nine factors that determine the growth and value characteristics of the company. The combined growth and value scores are ranked from the company with the highest growth-like characteristics down to that with the lowest growth-like characteristics (and so the highest value-like characteristics). The top 30% of the ranked list are exclusively placed in the growth index and the bottom 30% are placed exclusively in the value index. The middle 40% are divided, by market cap, into both the growth and value indexes on a linear basis. Using the current indexes as examples, roughly 700 companies comprise the core index and the growth and value indexes have approximately 500 constituents each (with overlap of approximately 300 constituents).
Portfolio Strategy
For the period from June 19, 2015 (Fund inception) through September 30, 2015, all sectors posted negative returns, and consequently, all sectors detracted from investment performance. Materials and energy had the worst performances; utilities performed best.
Outlook
Central banks around the globe have engaged in a concurrent, unprecedented effort to keep interest rates low in hopes of boosting economic activity. As a result, risky assets have appeared more attractive to investors and benefited from an expansion in earnings multiples over the last several years. Although valuations are far from extreme levels, they are well above historical long-term averages, making markets more vulnerable to shocks from some of the negative catalysts currently in the global economy. These include continued economic deceleration in China — a scenario that began to unfold in the third quarter of 2015.
We are worried that concurrent quantitative easing (QE) across multiple global economies could be less potent than that implemented in the U.S. after the financial crisis if these efforts effectively cancel each other out. Market enthusiasm for global QE may wane if robust economic recovery doesn’t follow, hindered by underlying structural economic and fiscal challenges in many economies, including Europe and Japan.

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CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2015

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Consumer Discretionary	8.2%
Consumer Staples	11.3%
Energy	11.1%
Financials	24.1%
Health Care	9.9%
Industrials	11.7%
Information Technology	10.0%
Materials	3.5%
Telecommunication Services	4.5%
Utilities	5.7%
Total	100%

In our view, the probability of a hard economic landing for China is increasing. If this process occurs in a disorderly fashion, it may have a significant negative impact on both market sentiment and the global economy since China is the world’s second-largest economy and has a meaningful impact on corporate earnings streams globally.
We believe the U.S. economy can continue to grow, although the tough first quarter of 2015 caused by severe weather will have a negative impact on growth numbers for the year. The positive impact of lower oil prices should provide additional support to the economy. Despite our positive outlook on the U.S. economy in the medium-to-long run, we continue to be concerned about potential market jitters in the short term given recent data indicating softness globally. Large-cap stocks with relatively high percentages of profits exposed to foreign markets will most likely be more volatile in the next 12-month period as European and Asian economies continue to work through challenging growth environments, soft demand, and the impacts of a high dollar.
Dale R. Stout, CFA
Calvert Investment Management, Inc.
October 2015

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2015

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
SINCE INCEPTION 6/19/2015
Class A	-10.75%
Class C	-10.95%
Class I	-10.65%
Class Y	-10.70%
Calvert U.S. Large Cap Value Responsible Index	-10.74%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
JPMorgan Chase & Co.	3.0%
General Electric Co.	2.4%
Procter & Gamble Co. (The)	2.3%
Baker Hughes, Inc.	2.2%
Bank of America Corp.	2.2%
Spectra Energy Corp.	2.1%
National Oilwell Varco, Inc.	2.1%
Citigroup, Inc.	2.0%
Pfizer, Inc.	1.9%
Microsoft Corp.	1.9%
Total	22.1%

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 7

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
SEPTEMBER 30, 2015
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	Since Inception (6/19/2015)
Class A (with max. load)	CFJAX	-15.00%
Class C (with max. load)	CFJCX	-11.84%
Class I	CFJIX	-10.65%
Class Y	CFJYX	-10.70%
Calvert U.S. Large Cap Value Responsible Index		-10.74%
Lipper Large-Cap Value Funds Average		NA

All performance data shown in the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.71%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

8 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund’s investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2015 to September 30, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
The Fund charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/15	ENDING ACCOUNT VALUE 9/30/15	EXPENSES PAID DURING PERIOD 4/1/15- 9/30/15
Class A
Actual	0.57%	$1,000.00	$892.50	$2.70
Hypothetical (5% return per year before expenses)	0.57%	$1,000.00	$1022.21	$2.89
Class C
Actual	1.32%	$1,000.00	$890.50	$6.26
Hypothetical (5% return per year before expenses)	1.32%	$1,000.00	$1,018.45	$6.68
Class I
Actual	0.22%	$1,000.00	$893.50	$1.04
Hypothetical (5% return per year before expenses)	0.22%	$1,000.00	$1,023.97	$1.12
Class Y
Actual	0.32%	$1,000.00	$893.00	$1.52
Hypothetical (5% return per year before expenses)	0.32%	$1,000.00	$1,023.46	$1.62

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal period.

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of The Calvert Responsible Index Series, Inc. and Shareholders of Calvert U.S. Large Cap Value Responsible Index Fund:
We have audited the accompanying statement of net assets of the Calvert U.S. Large Cap Value Responsible Index Fund (the “Fund”), a series of The Calvert Responsible Index Series, Inc. (formerly, Calvert Social Index Series, Inc.), as of September 30, 2015, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from June 19, 2015 (Inception Date) through September 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert U.S. Large Cap Value Responsible Index Fund as of September 30, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the period from June 19, 2015 (Inception Date) through September 30, 2015, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 25, 2015

10 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 2015

	SHARES	VALUE ($)
EQUITY SECURITIES - 95.9%
Aerospace & Defense - 0.5%
B/E Aerospace, Inc.	59	2,590
Precision Castparts Corp.	63	14,472
Rockwell Collins, Inc.	55	4,501
Spirit AeroSystems Holdings, Inc., Class A *	91	4,399
TransDigm Group, Inc. *	28	5,948
Triumph Group, Inc.	55	2,314
		34,224

Air Freight & Logistics - 0.9%
C.H. Robinson Worldwide, Inc.	88	5,965
Expeditors International of Washington, Inc.	88	4,140
United Parcel Service, Inc., Class B	538	53,095
		63,200

Airlines - 1.2%
Alaska Air Group, Inc.	44	3,496
American Airlines Group, Inc.	810	31,452
Delta Air Lines, Inc.	511	22,929
United Continental Holdings, Inc. *	402	21,326
		79,203

Auto Components - 0.7%
Autoliv, Inc.	41	4,469
BorgWarner, Inc.	90	3,743
Delphi Automotive plc	82	6,235
Gentex Corp.	94	1,457
Johnson Controls, Inc.	495	20,473
Lear Corp.	39	4,243
Tenneco, Inc. *	35	1,567
Visteon Corp. *	29	2,936
		45,123

Automobiles - 0.8%
Ford Motor Co.	3,205	43,492
Harley-Davidson, Inc.	108	5,929
Tesla Motors, Inc. *	22	5,465
		54,886

	SHARES	VALUE ($)
Banks - 10.7%
Associated Banc-Corp.	91	1,635
Bank of America Corp.	9,708	151,251
Bank of Hawaii Corp.	34	2,159
Bank of the Ozarks, Inc.	21	919
BankUnited, Inc.	92	3,289
BB&T Corp.	717	25,525
BOK Financial Corp.	13	841
CIT Group, Inc.	154	6,165
Citigroup, Inc.	2,799	138,858
City National Corp.	24	2,113
Comerica, Inc.	136	5,590
Commerce Bancshares, Inc.	70	3,189
Cullen/Frost Bankers, Inc.	48	3,052
East West Bancorp, Inc.	82	3,150
First Horizon National Corp.	176	2,496
First Niagara Financial Group, Inc.	246	2,512
First Republic Bank	67	4,206
Huntington Bancshares, Inc.	676	7,166
Investors Bancorp, Inc.	187	2,307
JPMorgan Chase & Co.	3,403	207,481
KeyCorp	716	9,315
M&T Bank Corp.	104	12,683
PacWest Bancorp	72	3,082
People’s United Financial, Inc.	255	4,011
PNC Financial Services Group, Inc. (The)	473	42,192
Popular, Inc.	54	1,632
Regions Financial Corp.	1,103	9,938
Signature Bank *	15	2,063
SVB Financial Group *	22	2,542
Synovus Financial Corp.	106	3,138
TCF Financial Corp.	124	1,880
Umpqua Holdings Corp.	166	2,706
US Bancorp	1,638	67,174
Zions Bancorporation	165	4,544
		740,804

Beverages - 2.7%
Coca-Cola Co. (The)	2,392	95,967
Coca-Cola Enterprises, Inc.	122	5,899
Dr Pepper Snapple Group, Inc.	85	6,719
PepsiCo, Inc.	841	79,306
		187,891

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 11

	SHARES	VALUE ($)
Biotechnology - 0.9%
AbbVie, Inc.	406	22,090
Alnylam Pharmaceuticals, Inc. *	15	1,205
Amgen, Inc.	165	22,823
Medivation, Inc. *	36	1,530
Vertex Pharmaceuticals, Inc. *	163	16,975
		64,623

Building Products - 0.1%
Armstrong World Industries, Inc. *	25	1,194
Owens Corning	117	4,903
USG Corp. *	39	1,038
		7,135

Capital Markets - 3.0%
Ameriprise Financial, Inc.	100	10,913
Artisan Partners Asset Management, Inc., Class A	48	1,691
Bank of New York Mellon Corp. (The)	1,029	40,285
BlackRock, Inc.	67	19,930
Charles Schwab Corp. (The)	356	10,167
E*Trade Financial Corp. *	127	3,344
Eaton Vance Corp.	47	1,571
Franklin Resources, Inc.	260	9,688
Interactive Brokers Group, Inc., Class A	197	7,776
Invesco Ltd.	238	7,433
LPL Financial Holdings, Inc.	39	1,551
Morgan Stanley	1,492	46,998
Northern Trust Corp.	127	8,656
Raymond James Financial, Inc.	67	3,325
State Street Corp.	380	25,540
T. Rowe Price Group, Inc.	133	9,244
		208,112

Chemicals - 2.2%
Air Products & Chemicals, Inc.	119	15,182
Albemarle Corp.	90	3,969
Axalta Coating Systems Ltd. *	71	1,799
Cabot Corp.	64	2,020
Celanese Corp., Series A	159	9,408
E. I. du Pont de Nemours & Co.	719	34,656
Eastman Chemical Co.	164	10,614
International Flavors & Fragrances, Inc.	29	2,995
LyondellBasell Industries NV, Class A	278	23,174

	SHARES	VALUE ($)
Mosaic Co. (The)	386	12,008
PPG Industries, Inc.	111	9,734
Praxair, Inc.	175	17,825
Sensient Technologies Corp.	22	1,349
Valspar Corp. (The)	42	3,019
WR Grace & Co. *	27	2,512
		150,264

Commercial Services & Supplies - 0.7%
ADT Corp. (The)	136	4,066
Cintas Corp.	35	3,001
Clean Harbors, Inc. *	27	1,187
Covanta Holding Corp.	52	907
KAR Auction Services, Inc.	63	2,237
Pitney Bowes, Inc.	213	4,228
RR Donnelley & Sons Co.	176	2,563
Tyco International plc	288	9,636
Waste Connections, Inc.	60	2,915
Waste Management, Inc.	334	16,637
		47,377

Communications Equipment - 1.0%
Brocade Communications Systems, Inc.	103	1,069
Cisco Systems, Inc.	2,182	57,277
CommScope Holding Co., Inc. *	34	1,021
Harris Corp.	40	2,926
Juniper Networks, Inc.	90	2,314
Motorola Solutions, Inc.	52	3,556
		68,163

Construction & Engineering - 0.1%
Chicago Bridge & Iron Co. NV	105	4,164
Quanta Services, Inc. *	140	3,390
		7,554

Consumer Finance - 1.8%
American Express Co.	520	38,548
Capital One Financial Corp.	446	32,344
Discover Financial Services	405	21,056
Navient Corp.	260	2,922
SLM Corp. *	243	1,798
Springleaf Holdings, Inc. *	73	3,191
Synchrony Financial *	816	25,541
		125,400

12 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
Containers & Packaging - 0.6%
AptarGroup, Inc.	30	1,979
Avery Dennison Corp.	53	2,998
Ball Corp.	81	5,038
Bemis Co., Inc.	96	3,799
Berry Plastics Group, Inc. *	59	1,774
Crown Holdings, Inc. *	83	3,797
Graphic Packaging Holding Co.	246	3,146
Owens-Illinois, Inc. *	186	3,854
Packaging Corp. of America	35	2,106
Silgan Holdings, Inc.	22	1,145
Sonoco Products Co.	108	4,076
WestRock Co.	143	7,356
		41,068

Distributors - 0.1%
Genuine Parts Co.	72	5,968

Diversified Consumer Services - 0.1%
Houghton Mifflin Harcourt Co. *	64	1,300
ServiceMaster Global Holdings, Inc. *	49	1,644
Sotheby’s	51	1,631
		4,575

Diversified Financial Services - 0.6%
CME Group, Inc.	258	23,927
Leucadia National Corp.	305	6,179
Nasdaq, Inc.	104	5,547
Voya Financial, Inc.	190	7,366
		43,019

Diversified Telecommunication Services - 3.3%
AT&T, Inc.	1,912	62,293
CenturyLink, Inc.	1,962	49,285
Frontier Communications Corp.	4,681	22,235
Level 3 Communications, Inc. *	678	29,622
Verizon Communications, Inc.	1,368	59,522
Zayo Group Holdings, Inc. *	171	4,336
		227,293

Electric Utilities - 0.8%
IDACORP, Inc.	110	7,118
ITC Holdings Corp.	209	6,968
OGE Energy Corp.	522	14,282

	SHARES	VALUE ($)
Pepco Holdings, Inc.	600	14,532
Portland General Electric Co.	251	9,280
		52,180

Electrical Equipment - 1.0%
AMETEK, Inc.	84	4,395
Eaton Corp. plc	563	28,882
Emerson Electric Co.	553	24,426
EnerSys	22	1,179
Generac Holdings, Inc. *	21	632
Hubbell, Inc., Class B	33	2,803
Regal Beloit Corp.	45	2,540
Rockwell Automation, Inc.	73	7,407
		72,264

Electronic Equipment & Instruments - 0.5%
Arrow Electronics, Inc. *	48	2,654
Avnet, Inc.	73	3,116
Belden, Inc.	5	234
Corning, Inc.	568	9,724
FEI Co.	8	584
Flextronics International Ltd. *	293	3,088
FLIR Systems, Inc.	33	924
Ingram Micro, Inc., Class A	80	2,179
TE Connectivity Ltd.	151	9,043
Trimble Navigation Ltd. *	34	558
		32,104

Energy Equipment & Services - 7.6%
Baker Hughes, Inc.	2,911	151,488
Cameron International Corp. *	1,286	78,858
Ensco plc, Class A	2,282	32,131
FMC Technologies, Inc. *	939	29,109
National Oilwell Varco, Inc.	3,802	143,145
Oceaneering International, Inc.	489	19,208
RPC, Inc.	761	6,735
Weatherford International plc *	7,244	61,429
		522,103

Food & Staples Retailing - 2.3%
CVS Health Corp.	504	48,626
Kroger Co. (The)	659	23,770
PriceSmart, Inc.	6	464
Rite Aid Corp. *	986	5,985
Sysco Corp.	586	22,837
United Natural Foods, Inc. *	23	1,116

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
Walgreens Boots Alliance, Inc.	623	51,771
Whole Foods Market, Inc.	139	4,399
		158,968

Food Products - 2.6%
Campbell Soup Co.	110	5,575
ConAgra Foods, Inc.	422	17,095
Flowers Foods, Inc.	99	2,449
General Mills, Inc.	377	21,161
Hershey Co. (The)	78	7,167
Hormel Foods Corp.	60	3,799
J. M. Smucker Co. (The)	68	7,758
Kellogg Co.	270	17,968
Keurig Green Mountain, Inc.	30	1,564
Kraft Heinz Co. (The)	619	43,689
McCormick & Co., Inc.	47	3,862
Mondelez International, Inc., Class A	1,021	42,749
Pilgrim’s Pride Corp.	68	1,413
Pinnacle Foods, Inc.	54	2,262
TreeHouse Foods, Inc. *	25	1,945
		180,456

Gas Utilities - 1.1%
AGL Resources, Inc.	310	18,922
Atmos Energy Corp.	265	15,418
Piedmont Natural Gas Co., Inc.	197	7,894
Questar Corp.	379	7,356
Southwest Gas Corp.	117	6,823
UGI Corp.	446	15,530
WGL Holdings, Inc.	125	7,209
		79,152

Health Care Equipment & Supplies - 1.0%
Abbott Laboratories	698	28,073
Baxter International, Inc.	432	14,191
Becton Dickinson and Co.	73	9,684
Boston Scientific Corp. *	307	5,038
DENTSPLY International, Inc.	46	2,326
Hill-Rom Holdings, Inc.	16	832
ResMed, Inc.	30	1,529
St. Jude Medical, Inc.	87	5,489
STERIS Corp.	12	780
Teleflex, Inc.	17	2,112
West Pharmaceutical Services, Inc.	12	649
		70,703

	SHARES	VALUE ($)
Health Care Providers & Services - 1.5%
AmerisourceBergen Corp.	69	6,554
Brookdale Senior Living, Inc. *	73	1,676
Cardinal Health, Inc.	259	19,896
Cigna Corp.	87	11,747
Community Health Systems, Inc. *	81	3,464
HCA Holdings, Inc. *	100	7,736
Health Net, Inc. *	32	1,927
HealthSouth Corp.	25	959
Henry Schein, Inc. *	17	2,256
Humana, Inc.	51	9,129
Laboratory Corporation of America Holdings *	38	4,122
LifePoint Health, Inc. *	16	1,135
McKesson Corp.	113	20,908
Patterson Co.’s, Inc.	31	1,341
Quest Diagnostics, Inc.	67	4,119
Tenet Healthcare Corp. *	66	2,437
WellCare Health Plans, Inc. *	15	1,293
		100,699

Health Care Technology - 0.0%
athenahealth, Inc. *	5	667

Hotels, Restaurants & Leisure - 0.3%
Aramark	107	3,171
Dunkin’ Brands Group, Inc.	22	1,078
Royal Caribbean Cruises Ltd.	61	5,435
Starwood Hotels & Resorts Worldwide, Inc.	76	5,053
Wendy’s Co. (The)	77	666
Wyndham Worldwide Corp.	29	2,085
		17,488

Household Durables - 0.4%
Garmin Ltd.	104	3,732
Jarden Corp. *	96	4,692
Leggett & Platt, Inc.	46	1,898
Newell Rubbermaid, Inc.	85	3,375
PulteGroup, Inc.	227	4,283
Tupperware Brands Corp.	30	1,485
Whirlpool Corp.	62	9,130
		28,595

14 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
Household Products - 3.1%
Church & Dwight Co., Inc.	38	3,188
Clorox Co. (The)	52	6,008
Colgate-Palmolive Co.	370	23,480
Kimberly-Clark Corp.	206	22,462
Procter & Gamble Co. (The)	2,180	156,829
		211,967

Independent Power and Renewable Electricity Producers - 0.6%
AES Corp.	1,887	18,474
Dynegy, Inc. *	326	6,738
NRG Energy, Inc.	854	12,682
TerraForm Power, Inc., Class A *	261	3,711
		41,605

Industrial Conglomerates - 3.4%
3M Co.	300	42,531
Carlisle Co.’s, Inc.	25	2,184
Danaher Corp.	293	24,967
General Electric Co.	6,482	163,476
		233,158

Insurance - 6.6%
ACE Ltd.	279	28,849
Aflac, Inc.	371	21,566
Allied World Assurance Co. Holdings AG	70	2,672
Allstate Corp. (The)	368	21,432
American Financial Group, Inc.	66	4,548
American International Group, Inc.	1,191	67,673
American National Insurance Co.	17	1,660
Aon plc	117	10,367
Arch Capital Group Ltd. *	71	5,216
Arthur J. Gallagher & Co.	89	3,674
Aspen Insurance Holdings Ltd.	47	2,184
Assurant, Inc.	53	4,188
Assured Guaranty Ltd.	128	3,200
Axis Capital Holdings Ltd.	71	3,814
Brown & Brown, Inc.	50	1,548
Chubb Corp. (The)	196	24,039
Cincinnati Financial Corp.	71	3,820
Erie Indemnity Co., Class A	16	1,327
Genworth Financial, Inc., Class A *	406	1,876
Hanover Insurance Group, Inc. (The)	36	2,797

	SHARES	VALUE ($)
Hartford Financial Services Group, Inc. (The)	374	17,122
HCC Insurance Holdings, Inc.	79	6,120
Lincoln National Corp.	226	10,726
Loews Corp.	316	11,420
Markel Corp. *	6	4,811
Marsh & McLennan Co.’s, Inc.	244	12,742
Mercury General Corp.	19	960
MetLife, Inc.	918	43,284
Old Republic International Corp.	185	2,893
PartnerRe Ltd.	37	5,139
Principal Financial Group, Inc.	248	11,740
Progressive Corp. (The)	488	14,952
Prudential Financial, Inc.	415	31,627
RenaissanceRe Holdings Ltd.	35	3,721
Torchmark Corp.	104	5,866
Travelers Co.’s, Inc. (The)	286	28,466
Unum Group	184	5,903
White Mountains Insurance Group Ltd.	4	2,989
Willis Group Holdings plc	106	4,343
WR Berkley Corp.	71	3,860
XL Group plc	272	9,879
		455,013

Internet & Catalog Retail - 0.1%
Expedia, Inc.	53	6,237
Groupon, Inc. *	224	730
HSN, Inc.	44	2,519
		9,486

Internet Software & Services - 0.2%
LinkedIn Corp., Class A *	40	7,605
Pandora Media, Inc. *	51	1,088
Twitter, Inc. *	188	5,065
Yelp, Inc. *	40	866
Zillow Group, Inc., Class A *	49	1,408
		16,032

IT Services - 2.2%
Accenture plc, Class A	165	16,213
Amdocs Ltd.	43	2,446
Automatic Data Processing, Inc.	150	12,054
Booz Allen Hamilton Holding Corp.	69	1,808
Broadridge Financial Solutions, Inc.	25	1,384

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
Computer Sciences Corp.	92	5,647
Fidelity National Information Services, Inc.	82	5,501
International Business Machines Corp.	613	88,867
Leidos Holdings, Inc.	44	1,818
Paychex, Inc.	92	4,382
Teradata Corp. *	39	1,129
VeriFone Systems, Inc. *	58	1,608
Western Union Co. (The)	169	3,103
Xerox Corp.	621	6,042
		152,002

Leisure Products - 0.1%
Brunswick Corp.	23	1,101
Hasbro, Inc.	30	2,164
Mattel, Inc.	244	5,139
		8,404

Life Sciences - Tools & Services - 0.3%
Agilent Technologies, Inc.	248	8,514
Bruker Corp. *	28	460
Thermo Fisher Scientific, Inc.	105	12,839
VWR Corp. *	4	103
		21,916

Machinery - 2.2%
AGCO Corp.	71	3,311
Colfax Corp. *	116	3,469
Crane Co.	31	1,445
Cummins, Inc.	125	13,572
Deere & Co.	311	23,014
Dover Corp.	177	10,121
Flowserve Corp.	92	3,785
Graco, Inc.	20	1,341
IDEX Corp.	38	2,709
Illinois Tool Works, Inc.	154	12,676
Ingersoll-Rand plc	160	8,123
ITT Corp.	81	2,708
Joy Global, Inc.	78	1,164
Kennametal, Inc.	70	1,742
Oshkosh Corp.	66	2,398
PACCAR, Inc.	382	19,929
Parker-Hannifin Corp.	103	10,022
Pentair plc	104	5,308
Snap-on, Inc.	24	3,622
SPX Corp.	39	465

	SHARES	VALUE ($)
SPX FLOW, Inc. *	39	1,343
Stanley Black & Decker, Inc.	111	10,765
Terex Corp.	114	2,045
Timken Co. (The)	81	2,227
Valmont Industries, Inc.	22	2,088
Woodward, Inc.	27	1,099
Xylem, Inc.	100	3,285
		153,776

Media - 3.4%
Cablevision Systems Corp., Class A	97	3,149
CBS Corp., Class B	112	4,469
Charter Communications, Inc., Class A *	39	6,858
Cinemark Holdings, Inc.	36	1,170
Clear Channel Outdoor Holdings, Inc., Class A *	36	257
Comcast Corp., Class A	892	50,737
DISH Network Corp., Class A *	127	7,409
Interpublic Group of Co.’s, Inc. (The)	316	6,045
John Wiley & Sons, Inc., Class A	24	1,201
Liberty Broadband Corp., Class A *	39	2,006
Liberty Global plc, Class A *	394	16,918
Liberty Media Corp., Class A *	105	3,751
Lions Gate Entertainment Corp.	49	1,803
Omnicom Group, Inc.	128	8,435
Regal Entertainment Group, Class A	72	1,346
Scripps Networks Interactive, Inc., Class A	30	1,476
TEGNA, Inc.	174	3,896
Thomson Reuters Corp.	270	10,870
Time Warner Cable, Inc.	97	17,399
Time Warner, Inc.	335	23,031
Twenty-First Century Fox, Inc., Class A	431	11,628
Viacom, Inc., Class B	211	9,105
Walt Disney Co. (The)	386	39,449
		232,408

Metals & Mining - 0.3%
Compass Minerals International, Inc.	16	1,254
Nucor Corp.	320	12,016
Reliance Steel & Aluminum Co.	80	4,321
		17,591

16 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
Multi-Utilities - 2.5%
Alliant Energy Corp.	289	16,903
CenterPoint Energy, Inc.	941	16,976
CMS Energy Corp.	672	23,735
Consolidated Edison, Inc.	836	55,886
Sempra Energy	469	45,362
TECO Energy, Inc.	614	16,124
		174,986

Multiline Retail - 1.0%
Burlington Stores, Inc. *	14	715
Dillard’s, Inc., Class A	16	1,398
Dollar General Corp.	79	5,723
J.C. Penney Co., Inc. *	212	1,969
Kohl’s Corp.	145	6,715
Macy’s, Inc.	184	9,443
Nordstrom, Inc.	68	4,876
Sears Holdings Corp. *	15	339
Target Corp.	508	39,959
		71,137

Oil, Gas & Consumable Fuels - 3.1%
Oneok, Inc.	2,001	64,432
Spectra Energy Corp.	5,665	148,820
		213,252

Paper & Forest Products - 0.3%
Domtar Corp.	67	2,395
International Paper Co.	503	19,009
		21,404

Personal Products - 0.1%
Avon Products, Inc.	296	962
Coty, Inc., Class A	112	3,030
Nu Skin Enterprises, Inc., Class A	42	1,734
		5,726

Pharmaceuticals - 5.8%
Bristol-Myers Squibb Co.	669	39,605
Eli Lilly & Co.	415	34,731
Johnson & Johnson	1,303	121,635
Merck & Co., Inc.	1,258	62,133
Perrigo Co. plc	44	6,920
Pfizer, Inc.	4,202	131,985
		397,009

	SHARES	VALUE ($)
Professional Services - 0.2%
Dun & Bradstreet Corp. (The)	12	1,260
Manpowergroup, Inc.	81	6,633
Towers Watson & Co., Class A	31	3,639
		11,532

Real Estate Management & Development - 0.1%
Forest City Enterprises, Inc., Class A *	233	4,691
Realogy Holdings Corp. *	56	2,107
		6,798

Road & Rail - 0.7%
AMERCO	3	1,180
Avis Budget Group, Inc. *	84	3,669
Genesee & Wyoming, Inc., Class A *	21	1,241
Hertz Global Holdings, Inc. *	333	5,571
Kansas City Southern	60	5,453
Landstar System, Inc.	18	1,143
Norfolk Southern Corp.	328	25,059
Ryder System, Inc.	57	4,220
		47,536

Semiconductors & Semiconductor Equipment - 1.7%
Altera Corp.	88	4,407
Analog Devices, Inc.	72	4,061
Applied Materials, Inc.	431	6,331
Cree, Inc. *	16	388
First Solar, Inc. *	42	1,795
Intel Corp.	2,198	66,248
KLA-Tencor Corp.	59	2,950
Linear Technology Corp.	40	1,614
Marvell Technology Group Ltd.	198	1,792
Maxim Integrated Products, Inc.	99	3,307
Microchip Technology, Inc.	47	2,025
Micron Technology, Inc. *	741	11,100
SunPower Corp. *	39	782
Texas Instruments, Inc.	179	8,864
Xilinx, Inc.	89	3,774
		119,438

Software - 3.0%
Activision Blizzard, Inc.	125	3,861
CA, Inc.	221	6,033

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 17

	SHARES	VALUE ($)
Guidewire Software, Inc. *	23	1,209
Intuit, Inc.	97	8,609
Microsoft Corp.	2,925	129,461
Nuance Communications, Inc. *	209	3,421
Oracle Corp.	1,038	37,493
Qlik Technologies, Inc. *	24	875
ServiceNow, Inc. *	41	2,847
Symantec Corp.	468	9,112
Tableau Software, Inc., Class A *	18	1,436
		204,357

Specialty Retail - 0.6%
Advance Auto Parts, Inc.	19	3,601
American Eagle Outfitters, Inc.	131	2,048
AutoNation, Inc. *	39	2,269
Bed Bath & Beyond, Inc. *	53	3,022
Best Buy Co., Inc.	173	6,422
CarMax, Inc. *	46	2,729
CST Brands, Inc.	55	1,851
DSW, Inc., Class A	65	1,645
Foot Locker, Inc.	37	2,663
Gap, Inc. (The)	147	4,189
Office Depot, Inc. *	392	2,517
Penske Automotive Group, Inc.	36	1,744
Staples, Inc.	459	5,384
Tiffany & Co.	38	2,934
Williams-Sonoma, Inc.	16	1,222
		44,240

Technology Hardware, Storage & Peripherals - 1.0%
EMC Corp.	706	17,057
Hewlett-Packard Co.	1,230	31,501
NCR Corp. *	107	2,434
SanDisk Corp.	76	4,129
Seagate Technology plc	116	5,197
Western Digital Corp.	98	7,785
		68,103

Textiles, Apparel & Luxury Goods - 0.3%
Coach, Inc.	212	6,133
Columbia Sportswear Co.	7	412
Fossil Group, Inc. *	14	782
Kate Spade & Co. *	63	1,204
PVH Corp.	59	6,014

	SHARES	VALUE ($)
VF Corp.	103	7,026
Wolverine World Wide, Inc.	32	693
		22,264

Thrifts & Mortgage Finance - 0.2%
Hudson City Bancorp, Inc.	427	4,343
MGIC Investment Corp. *	283	2,620
New York Community Bancorp, Inc.	363	6,556
		13,519

Trading Companies & Distributors - 0.3%
Fastenal Co.	95	3,478
MSC Industrial Direct Co., Inc., Class A	55	3,357
United Rentals, Inc. *	35	2,102
W.W. Grainger, Inc.	29	6,235
WESCO International, Inc. *	43	1,998
		17,170

Water Utilities - 0.4%
American Water Works Co., Inc.	330	18,176
Aqua America, Inc.	255	6,750
		24,926

Wireless Telecommunication Services - 1.0%
Sprint Corp. *	2,938	11,282
Telephone & Data Systems, Inc.	374	9,335
T-Mobile US, Inc. *	1,207	48,051
United States Cellular Corp. *	93	3,295
		71,963

Total Equity Securities (Cost $7,286,881)		6,609,979

TOTAL INVESTMENTS (Cost $7,286,881) - 95.9%		6,609,979
Other assets and liabilities, net - 4.1%		285,462
NET ASSETS - 100.0%		$6,895,441

18 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 198,723 shares outstanding	$3,830,112
Class C: 5,423 shares outstanding	107,800
Class I: 119,970 shares outstanding	2,393,469
Class Y: 62,026 shares outstanding	1,221,400
Undistributed net investment income	30,764
Accumulated net realized gain (loss)	(11,202)
Net unrealized appreciation (depreciation)	(676,902)

NET ASSETS	$6,895,441

NET ASSET VALUE PER SHARE
Class A (based on net assets of $3,547,348)	$17.85
Class C (based on net assets of $96,596)	$17.81
Class I (based on net assets of $2,143,547)	$17.87
Class Y (based on net assets of $1,107,950)	$17.86

NOTES TO STATEMENTS OF NET ASSETS
*	Non-income producing security.
Abbreviations:
Ltd.:	Limited
plc:	Public Limited Company

See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 19

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
PERIOD ENDED SEPTEMBER 30, 2015#

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $21)	$37,148
Interest income	10
Total investment income	37,158

Expenses:
Investment advisory fee	2,386
Transfer agency fees and expenses	25,883
Distribution Plan expenses:
Class A	1,660
Class C	268
Directors’ fees and expenses	225
Accounting fees	2,135
Custodian fees	22,933
Professional fees	22,002
Registration fees	51,006
Reports to shareholders	2,046
Miscellaneous	12,279
Total expenses	142,823
Reimbursement from Advisor:
Class A	(44,661)
Class C	(20,045)
Class I	(41,578)
Class Y	(30,145)
Net expenses	6,394

NET INVESTMENT INCOME	30,764

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	(11,202)

Change in unrealized appreciation (depreciation)	(676,902)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(688,104)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($657,340)

# From June 19, 2015 inception.
See notes to financial statements.

20 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	PERIOD ENDED SEPTEMBER 30, 2015#
Operations:
Net investment income	$30,764
Net realized gain (loss)	(11,202)
Change in unrealized appreciation (depreciation)	(676,902)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(657,340)
Capital share transactions:
Shares sold:
Class A shares	3,872,494
Class C shares	107,800
Class I shares	2,403,469
Class Y shares	1,221,400
Shares redeemed:
Class A shares	(42,382)
Class I shares	(10,000)
Total capital share transactions	7,552,781

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,895,441

NET ASSETS
Beginning of period	—
End of period (including undistributed net investment income of $30,764)	$6,895,441

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	201,050
Class C shares	5,423
Class I shares	120,528
Class Y shares	62,026
Shares redeemed:
Class A shares	(2,327)
Class I shares	(558)
Total capital share activity	386,142

# From June 19, 2015 inception.
See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 21

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert U.S. Large Cap Value Responsible Index (the “Fund”), a series of The Calvert Responsible Index Series, Inc. (formerly Calvert Social Index Series, Inc.), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Calvert Responsible Index Series, Inc. is comprised of three separate series. The operations of each series are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund commenced operations on June 19, 2015. The Fund currently offers four classes of shares of beneficial interest - Classes A, C, I, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $100,000. The $100,000 minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are

22 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At September 30, 2015, no securities were fair valued in good faith under the direction of the Board.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2015, based on the inputs used to value them:

VALUATION INPUTS
INVESTMENT IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity Securities*	$6,609,979	$—	$—	$6,609,979
TOTAL	$6,609,979	$—	$—	$6,609,979

*	For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
There were no transfers between levels during the year.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 23

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .15%, of the Fund’s average daily net assets. Under the terms of the agreement, $777 was payable at period end.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2017. The contractual expense caps are .57%, 1.32%, .22%, and .32% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $39,347 was receivable at period end.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $700 was payable at period end.
CID received $1,564 as its portion of commissions charged on sales of the Fund’s Class A shares for the period ended September 30, 2015.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $34 for the period ended September 30, 2015. Under the terms of the agreement, $1 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 ($10,000 for Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. As of September 30, 2015, approximately $3,806 was deferred under the Plan. Directors’ fees are allocated to each of the funds served.

24 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $7,510,254 and $177,710, respectively.
As of September 30, 2015, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$46,604
Unrealized (depreciation)	(737,823)
Net unrealized appreciation (depreciation)	($691,219)

Undistributed ordinary income	$33,879

Federal income tax cost of investments	$7,301,198
The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales.
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2015.
For the year ended September 30, 2015, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$954	1.39%	$28,012	September 2015
NOTE E — SUBSEQUENT EVENTS
At a special meeting of the Fund’s Board of Directors (the “Board”) held on November 24, 2015, the Board approved the recommendation made by Calvert Investment Administrative Services, Inc. (“CIAS”) to standardize and rationalize the administrative fee payable by the Calvert Funds at 12 basis points for all series and all share classes of the Calvert Funds.  The change is being implemented in two phases.  First, CIAS will voluntarily waive the amount of the existing administrative fee above 12 basis points for the period from December 1, 2015 through January 31, 2016.  Second, CIAS and the Fund have entered into an Amended and Restated Administrative Services Agreement that will establish a 12 basis point administrative fee for all classes of the Fund commencing on February 1, 2016.  In the case of any series or share class that currently pays an administrative fee to CIAS that is less than 12 basis points, CIAS has contractually agreed to waive the difference between that lower administrative fee and the 12 basis point fee until January 31, 2018.
In preparing the financial statements as of September 30, 2015, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 25

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS A SHARES	September 30, 2015 (z)#
Net asset value, beginning	$20.00
Income from investment operations:
Net investment income	.09
Net realized and unrealized gain (loss)	(2.24)
Total from investment operations	(2.15)
Total increase (decrease) in net asset value	(2.15)
Net asset value, ending	$17.85
Total return*	(10.75%)
Ratios to average net assets: A
Net investment income	1.79%(a)
Total expenses	7.30%(a)
Expenses before offsets	.57%(a)
Net expenses	.57%(a)
Portfolio turnover	3%
Net assets, ending (in thousands)	$3,547

(z)	Per share figures are calculated using the Average Shares Method.
# From June 19, 2015 inception.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

See notes to financial statements.

26 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS C SHARES	September 30, 2015 (z)#
Net asset value, beginning	$20.00
Income from investment operations:
Net investment income	.05
Net realized and unrealized gain (loss)	(2.24)
Total from investment operations	(2.19)
Total increase (decrease) in net asset value	(2.19)
Net asset value, ending	$17.81
Total return*	(10.95%)
Ratios to average net assets: A
Net investment income	.99%(a)
Total expenses	76.12%(a)
Expenses before offsets	1.32%(a)
Net expenses	1.32%(a)
Portfolio turnover	3%
Net assets, ending (in thousands)	$97

(z)	Per share figures are calculated using the Average Shares Method.
#	From June 19, 2015 inception.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 27

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS I SHARES	September 30, 2015 (z)#
Net asset value, beginning	$20.00
Income from investment operations:
Net investment income	.11
Net realized and unrealized gain (loss)	(2.24)
Total from investment operations	(2.13)
Total increase (decrease) in net asset value	(2.13)
Net asset value, ending	$17.87
Total return*	(10.65%)
Ratios to average net assets: A
Net investment income	2.09%(a)
Total expenses	6.88%(a)
Expenses before offsets	.22%(a)
Net expenses	.22%(a)
Portfolio turnover	3%
Net assets, ending (in thousands)	$2,144

(z)	Per share figures are calculated using the Average Shares Method.
# From June 19, 2015 inception.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

See notes to financial statements.

28 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

PERIOD ENDED
CLASS Y SHARES	September 30, 2015 (z)#
Net asset value, beginning	$20.00
Income from investment operations:
Net investment income	.11
Net realized and unrealized gain (loss)	(2.25)
Total from investment operations	(2.14)
Total increase (decrease) in net asset value	(2.14)
Net asset value, ending	$17.86
Total return*	(10.70%)
Ratios to average net assets: A
Net investment income	2.00%(a)
Total expenses	11.25%(a)
Expenses before offsets	.32%(a)
Net expenses	.32%(a)
Portfolio turnover	3%
Net assets, ending (in thousands)	$1,108

(z)	Per share figures are calculated using the Average Shares Method.
# From June 19, 2015 inception.
*	Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
A
Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

See notes to financial statements.

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 29

EXPLANATION OF FINANCIAL TABLES
SCHEDULE OF INVESTMENTS
The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.
STATEMENT OF ASSETS AND LIABILITIES
The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.
STATEMENT OF NET ASSETS
The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.
At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.
STATEMENT OF OPERATIONS
The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.
STATEMENT OF CHANGES NET ASSETS
The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.
The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.
FINANCIAL HIGHLIGHTS
The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a

30 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio—how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Basis for Board’s Approval of Investment Advisory Contract
At a meeting held on March 3, 2015, the Board of Directors (the “Board”), and by a separate vote, the disinterested Directors, voted to approve an amendment to the Investment Advisory Agreement (“Advisory Agreement”) between Calvert Social Index Series, Inc. (now known as Calvert Responsible Index Series, Inc.) and the Advisor, that would add the Calvert U.S. Large Cap Value Responsible Index Fund (the “Fund”) to the Advisory Agreement.
In evaluating the Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. At meetings held on February 10, 2015 and March 3, 2015, the disinterested Directors reviewed materials provided by the Advisor regarding various services to be provided to the Fund by the Advisor and its affiliates.
The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the amendment to the Advisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the amendment to the Advisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel who would be providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s proposed advisory fee; comparative fee and expense information for the Fund and performance information for a comparable index fund managed by the Advisor; the anticipated profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, to be derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s projected growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Advisory Agreement, the Board took into account information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure.
The Board also took into account similar information provided periodically throughout the previous year by the Advisor, as well as the Board of Directors’ familiarity with management through Board of Directors’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Board considered the Advisor’s proposed management style and the performance of the Calvert Social Index Fund (now known as the Calvert U.S. Large Cap Core Responsible Index Fund), which is designed to track the Calvert Social Index (now known as the Calvert U.S. Large Cap Core Responsible Index), a universe that measures the investment return of large-cap U.S. based companies that meet Calvert’s responsible investing criteria. The Board considered that the Fund will utilize the large-cap universe already defined by the Calvert Social Index to create an individual index of securities that embodies the investment principles the Advisor proposed to use in managing the Fund, as well as the Advisor’s current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the responsible

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 31

investing-related research and analysis to be provided by the Advisor to the Fund. The Board concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Advisor under the Advisory Agreement.
In considering the management style and investment strategies that the Advisor proposed to use in managing the Fund, the Board of Directors took into consideration the performance of the Calvert Social Index Fund (now known as the Calvert U.S. Large Cap Core Responsible Index Fund) and the Calvert Social Index, which would form the basis of the Fund’s investment universe. The Board noted that the Fund will employ a passive management strategy designed to track the performance of the Calvert U.S. Large Cap Value Responsible Index (the “Index”), a newly-created index that measures the performance of those companies that meet the Advisor’s responsible investment principles and that are selected from the universe of companies included in the S-Network U.S. Large Cap 1000 Index. In addition, the Board took into consideration certain differences between how the Advisor proposes to manage the Fund and how it manages the Calvert Social Index Fund, as well as the impact these differences were expected to have on the Fund’s performance. Based upon its review, the Board concluded that the Advisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and strategies and that the Advisor’s proposed investment strategies were appropriate for pursuing the Fund’s investment objective.
In considering the Fund’s proposed fees and estimated expenses, the Board compared the Fund’s proposed fees and estimated total expense ratio with those of comparable funds. The Board noted that the Fund’s estimated total expenses for its Class A shares, which included advisory and administrative fees, were within the range of total expenses paid by certain comparable funds as selected by the Advisor, described in the materials provided to the Board. The Board took into account that the Advisor had contractually agreed to limit the Fund’s net annual operating expenses for a specified period of time following the commencement of the Fund’s operations. The Board also noted management’s discussion of the Fund’s estimated expenses and certain factors that affected the level of such expenses, including the projected size of the Fund. Based upon its review, the Board concluded that the proposed advisory fee was reasonable in view of the quality of services to be received by the Fund from the Advisor and the other factors considered.
In reviewing the anticipated profitability of the advisory fee to the Fund’s Advisor, the Board considered the fact that affiliates of the Advisor would be providing shareholder servicing, administrative and distribution services to the Fund for which they would receive compensation. The Board also took into account whether the Advisor had the financial wherewithal to provide services to the Fund. The Board noted that the Advisor had contractually agreed to limit the Fund’s net annual operating expenses for a specified period of time following the commencement of the Fund’s operations. The Board also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ anticipated level of profitability from their relationship with the Fund was reasonable.
The Board considered the effect of the Fund’s projected size and growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time. The Board also noted that if the Fund’s assets increased over time, the Fund might realize economies of scale if assets increased proportionally more than certain other expenses.
In approving the amendment to the Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the amendment to the Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Advisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and strategies; (c) the Advisor maintains appropriate compliance programs; (d) the Advisor’s proposed investment strategies are appropriate for pursuing the Fund’s investment objective; and (e) the Fund’s proposed advisory fee is reasonable in view of the quality of services to be received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that approval of the amendment to the Advisory Agreement would be in the best interests of the Fund and its shareholders.

32 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 66	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President of the national non-profit, First People’s Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People’s Worldwide is the only American Indian alternative development institute in the country.	18	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 67	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	25	• None
JOHN G. GUFFEY, JR. AGE: 67	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	President of Aurora Press Inc., a privately held publisher of trade paperbacks.	25	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 52	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since September 2013. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2013.	18	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 65	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	18	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 70	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	18	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 66	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	18	• None

calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED) 33

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 67	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	25
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 55	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015) President and Director, Portfolio 21 Investments, Inc. (through October 2014) President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012) President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	38
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

34 calvert.com CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
SUSAN WALKER BENDER, Esq. AGE: 56	Assistant Vice President & Assistant Secretary	1988 CSIF 2000 CRIS 1992 CWVF 2000 Impact	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
VICKI L. BENJAMIN AGE: 54	Treasurer	2015	Executive Vice President and Chief Financial Officer of Calvert Investments, Inc. since March 2015. Prior to Calvert, Ms. Benjamin was a Senior Partner at KPMG.
ROBERT D. BENSON, ESQ. AGE: 36	Assistant Vice President & Assistant Secretary	2014	Assistant General Counsel (since 2014), Assistant Vice President & Assistant Secretary (since 2015) and Staff Attorney (prior to 2014), Calvert Investments, Inc.
HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer for the Calvert Funds (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014). Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (2010-2012). Assistant Vice President, Lead Manager, Risk Management and Divisional Compliance, T. Rowe Price Associates, Inc. (2005-2010).

THOMAS DAILEY AGE: 51	Vice President	2004	Vice President of the Advisor and lead portfolio manager for Calvert’s municipal funds.
MATTHEW DUCH Age: 40	Vice President	2011	Vice President of the Advisor (since 2011) and portfolio manager for Calvert’s taxable fixed-income funds.
IVY WAFFORD DUKE, Esq. AGE: 47	Vice President & Secretary	1996 CSIF 2000 CRIS 1996 CWVF 2000 Impact
Vice President, Acting Secretary and Acting General Counsel (Deputy General Counsel prior to 2015) of Calvert Investments, Inc. Prior to August 10, 2015, Ms. Duke was also Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014	Acting Chief Financial Officer (September 2014-March 2015) and Vice President, Corporate Finance, of Calvert Investments, Inc.
PATRICK FAUL AGE: 50	Vice President	2010	Vice President and Head of Credit Research for the Advisor.
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004	SEC Filing and Administrative Operations Manager (since 2011) and Executive Assistant to General Counsel (prior to 2011), Calvert Investments, Inc.
VISHAL KHANDUJA, CFA AGE: 37	Vice President	2014
Vice President of Calvert Investment Management, Inc. (since 2014) and portfolio manager for Calvert’s taxable fixed-income funds since 2012. Previously worked at Columbia Management as Portfolio Manager - Global Rates and Currency Team (2009-2012).

LANCELOT A. KING, Esq. AGE: 45	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
ANDREW K. NIEBLER, Esq. AGE: 48	Assistant Vice President & Assistant Secretary	2006	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Investments, Inc.
MARYBETH PILAT, CPA AGE: 47	Fund Controller and Assistant Treasurer	2015
Director of Fund Administration, Calvert Investment Administrative Services, Inc. since August 2015. VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015). Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

CATHERINE P. ROY AGE: 59	Vice President	2004	Senior Vice President of the Advisor and Chief Investment Officer – Fixed Income.
NATALIE A. TRUNOW AGE: 47	Vice President	2008	Senior Vice President of the Advisor and Chief Investment Officer – Equities.
*    Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.  Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.
The address of Trustees/Directors and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby’s address is 1715 18th Street, N.W., Washington, DC 20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT U.S. LARGE CAP VALUE RESPONSIBLE INDEX FUND	CALVERT’S FAMILY OF FUNDS

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Global Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets EX-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.
Printed on recycled paper using soy inks.

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 9/30/15		Fiscal Year ended 9/30/14
	$	% *	$	%*

(a) Audit Fees	$52,910	0%	$18,372	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$9,300	0%	$3,030	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$62,210	0%	$21,402	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.
(f) Not applicable.
(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/15		Fiscal Year ended 9/30/14
$	%*	$	%*
$340,000	0%*	$28,146	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    A copy of the Registrant’s Code of Ethics.

Attached hereto.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT RESPONSIBLE INDEX SERIES, INC.

By:     /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: December 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: December 3, 2015

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date: December 3, 2015